TABLE OF CONTENTS


1.   LEASE OF PREMISES.........................................................1

2.   DEFINITIONS...............................................................1

3.   EXHIBITS AND ADDENDA......................................................2

4.   DELIVERY OF POSSESSION....................................................3

5.   INTENDED USE OF THE PREMISES..............................................3

6.   RENT......................................................................3
     6.1.  PAYMENT OF RENT.....................................................3
     6.2.  ADJUSTED BASE RENT..................................................3
     6.3.  ADDITIONAL RENT FOR INCREASES IN TAX COSTS AND OPERATING EXPENSES...3
     6.4.  DEFINITION OF RENT..................................................5
     6.5.  TAXES ON TENANT'S USE AND OCCUPANCY.................................5


7.   LATE CHARGES..............................................................6

8.   SECURITY DEPOSIT..........................................................6

9.   TENANT'S USE OF THE PREMISES..............................................6
     9.1.     USE..............................................................6
     9.2.     OBSERVANCE OF LAW................................................6
     9.3.     INSURANCE........................................................7
     9.4.     NUISANCE AND WASTE...............................................7
     9.5.     LOAD AND EQUIPMENT LIMITS........................................7
     9.6.     HAZARDOUS MATERIAL...............................................7

10.  SERVICES AND UTILITIES....................................................7

11.  REPAIRS AND MAINTENANCE...................................................8
     11.1.    LANDLORD'S OBLIGATIONS...........................................8
     11.2.    TENANT'S OBLIGATIONS.............................................8
     11.3.    COMPLIANCE WITH LAW..............................................9
     11.4.    NOTICE OF DEFECT.................................................9
     11.5.    LANDLORD'S LIABILITY.............................................9

12.  CONSTRUCTION, ALTERATIONS AND ADDITIONS...................................9
     12.1.    LANDLORD'S CONSTRUCTION OBLIGATIONS..............................9
     12.2.    TENANT'S CONSTRUCTION OBLIGATIONS................................9
     12.3.    TENANT'S ALTERATIONS AND ADDITIONS...............................9
     12.4.    PAYMENT..........................................................9
     12.5.    PROPERTY OF LANDLORD............................................10

13.  LEASEHOLD IMPROVEMENTS; TENANT'S PROPERTY................................10
     13.1.    LEASEHOLD IMPROVEMENTS..........................................10
     13.2.    TENANT'S PROPERTY...............................................10

14.  INDEMNIFICATION..........................................................10
     14.1.    TENANT INDEMNIFICATION..........................................10
     14.2.    LANDLORD NOT LIABLE.............................................10

15.  TENANT'S INSURANCE.......................................................11
     15.1.    INSURANCE REQUIREMENT...........................................11
     15.2.    MINIMUM SCOPE OF COVERAGE.......................................11
     15.3.    MINIMUM LIMITS OF INSURANCE.....................................11
     15.4.    DEDUCTIBLE AND SELF-INSURED RETENTION...........................12
     15.5.    INCREASES IN INSURANCE POLICY LIMITS............................12
     15.6.    WAIVER OF SUBROGATION...........................................12
     15.7.    LANDLORD'S RIGHT TO OBTAIN INSURANCE FOR TENANT.................12

16.  DAMAGE OR DESTRUCTION....................................................12
     16.1.    DAMAGE..........................................................12
     16.2.    REPAIR OF PREMISES IN EXCESS OF ONE HUNDRED EIGHTY DAYS.........12
     16.3.    REPAIR OUTSIDE PREMISES.........................................12
     16.4.    TENANT REPAIR...................................................12
     16.5.    ELECTION NOT TO PERFORM LANDLORD'S WORK.........................12
     16.6.    EXPRESS AGREEMENT...............................................13

17.  EMINENT DOMAIN...........................................................13
     17.1.    WHOLE TAKING....................................................13
     17.2.    PARTIAL TAKING..................................................13
     17.3.    PROCEEDS........................................................13
     17.4.    LANDLORD'S RESTORATION..........................................13

18.  ASSIGNMENT AND SUBLETTING................................................13
     18.1.    NO ASSIGNMENT OR SUBLETTING.....................................13
     18.2.    LANDLORD'S CONSENT..............................................13
     18.3.    TENANT REMAINS RESPONSIBLE......................................14
     18.4.    CONVERSION TO A LIMITED LIABILITY ENTITY........................14
     18.5.    PAYMENT OF FEES.................................................15

19.  DEFAULT..................................................................15
     19.1.    TENANT'S DEFAULT................................................15
     19.2.    LANDLORD REMEDIES...............................................15
     19.3.    DAMAGES RECOVERABLE.............................................16
     19.4.    LANDLORD'S RIGHT TO CURE TENANT'S DEFAULT.......................16
     19.5.    LANDLORD'S DEFAULT..............................................16
     19.6.    MORTGAGEE PROTECTION............................................17
     19.7.    TENANT'S RIGHT TO CURE LANDLORD'S DEFAULT.......................17

20.  WAIVER...................................................................17

21.  SUBORDINATION AND ATTORNMENT.............................................17

22.  TENANT ESTOPPEL CERTIFICATES.............................................17
     22.1.    LANDLORD REQUEST FOR ESTOPPEL CERTIFICATE.......................17
     22.2.    FAILURE TO EXECUTE..............................................18

23.  NOTICE...................................................................18

24.  TRANSFER OF LANDLORD'S INTEREST..........................................18

25.  SURRENDER OF PREMISES....................................................18
     25.1.    CLEAN AND SAME CONDITION........................................18
     25.2.    FAILURE TO DELIVER POSSESSION...................................18
     25.3.    PROPERTY ABANDONED..............................................18

26.  HOLDING OVER.............................................................18

27.  RULES AND REGULATIONS....................................................18

28.  CERTAIN RIGHTS RESERVED BY LANDLORD......................................19

29.  ADVERTISEMENTS AND SIGNS.................................................19

30.  RELOCATION OF PREMISES...................................................19

31.  GOVERNMENT ENERGY OR UTILITY CONTROLS....................................19

32.  FORCE MAJEURE............................................................19

33.  BROKERAGE FEES...........................................................20

34.  QUIET ENJOYMENT..........................................................20

35.  TELECOMMUNICATIONS.......................................................20
     35.1.    TELECOMMUNICATIONS COMPANIES....................................20
     35.2.    TENANT'S OBLIGATIONS............................................20
     35.3.    LANDLORD'S CONSENT..............................................20
     35.4.    INDEMNIFICATION.................................................21
     35.5.    LANDLORD'S OPERATION OF BUILDING TELECOMMUNICATIONS LINES AND
              SYSTEMS.........................................................21

36.  MISCELLANEOUS............................................................21
     36.1.    ACCORD AND SATISFACTION; ALLOCATION OF PAYMENTS.................21
     36.2.    ADDENDA.........................................................21
     36.3.    ATTORNEYS' FEES.................................................21
     36.4.    CAPTIONS AND SECTION NUMBERS....................................21
     36.5.    CHANGES REQUESTED BY LENDER.....................................21
     36.6.    CHOICE OF LAW...................................................21
     36.7.    CONSENT.........................................................21
     36.8.    AUTHORITY.......................................................22
     36.9.    WAIVER OF RIGHT TO JURY TRIAL...................................22
     36.10.   COUNTERPARTS....................................................22
     36.11.   EXECUTION OF LEASE; NO OPTION...................................22
     36.12.   FURNISHING OF FINANCIAL STATEMENTS; TENANT'S REPRESENTATIONS....22
     36.13.   FURTHER ASSURANCES..............................................22
     36.14.   PRIOR AGREEMENTS; AMENDMENTS....................................22
     36.15.   RECORDING.......................................................22
     36.16.   SEVERABILITY....................................................22
     36.17.   SUCCESSORS AND ASSIGNS..........................................22
     36.18.   TIME OF THE ESSENCE.............................................22

                                      LEASE

This lease (the Lease) between GLB Lexington Limited Partnership, a Delaware limited partnership (herein Landlord), and MacroChem Corporation, a Delaware Corporation (herein Tenant), is dated for reference purposes only as of this 21st day of July, 1999.

1.   LEASE OF PREMISES.

In consideration of the Rent (as defined in Section 6.) and the provisions of this Lease, Landlord leases to Tenant and Tenant leases from Landlord the Premises shown by diagonal lines on the floor plan attached hereto as Exhibit "A", and further described in Section 2.13. The Premises are located within the Building and Project (as described in Sections 2.13. and 2.14.). Tenant shall have the nonexclusive right (unless otherwise provided herein) in common with Landlord, other tenants, subtenants and invitees, to use the Common Area (as defined in Section 2.5.).

2.   DEFINITIONS.

As used in this Lease, the following terms shall have the following meanings:

     2.1.  DELETED

     2.2.  ANNUAL BASE RENT: SEE ATTACHED ADDENDUM.

     2.3. BASE YEAR (Section 6.3.): Operating costs and real estate taxes calendar year 2000.

     2.4. COMMENCEMENT DATE: November 1, 1999. If the Commencement Date is other than the first day of a month, then the Expiration Date of the Lease shall be extended to the last day of the month in which the Lease expires. Please refer to Article Four (4) fo the Lease.

     2.5. COMMON AREA: The building lobbies, common corridors and hallways, rest rooms, parking areas and other generally understood public or common areas.

     2.6. EXPIRATION DATE: February 28, 2005, unless otherwise sooner terminated in accordance with the provisions of this Lease.

     2.7.  DELETED

     2.8.  LANDLORD'S ADDRESS FOR NOTICE:

                              GLB Lexington Limited Partnership
                              c/o Glenborough Realty Trust Incorporated
                              400 South El Camino Real, Suite 1100
                              San Mateo, CA  94402-1708
                              ATTN:  Legal Department

           RENT PAYMENT ADDRESS:

                              GLB Lexington
                              c/o Glenborough Realty Trust, Inc.
                              300 Nickerson Road
                              Marlborough, MA  01752

           TENANT'S MAILING ADDRESS:

                              MacroChem Corporation
                              110 Hartwell Avenue
                              Lexington, MA  02421

                                      (1)

     2.9.  LISTING AND LEASING AGENT(S): Fallon Hines and O'Connor.

     2.10. MONTHLY INSTALLMENTS OF BASE RENT:  SEE ATTACHED ADDENDUM.

     2.11. NOTICE: Except as otherwise provided herein, Notice shall mean any notices, approvals and demands permitted or required to be given under this Lease. Notice shall be given in the form and manner set forth in Section 23.

     2.12. PARKING: Tenant shall be entitled to the nonexclusive use of 39 parking spaces. The charge for parking shall be $0.00 per month per parking space for the initial term of this Lease. Landlord may permit Tenant to rent additional spaces, if available, at the then current parking rate. Each such additional parking space, however, shall not be a part of this Lease, and Landlord reserves the right to adjust the parking rate for each additional parking space at any time and to terminate the rental of such additional parking spaces at any time.

     2.13. PREMISES: That portion of the 1st floor(s) of the Building located at 110 Hartwell Avenue, Lexington, MA, commonly referred to as Suite(s) 110-01, as shown by diagonal lines on Exhibit "A". For purposes of this Lease, the Premises is deemed to contain approximately 9,961 square feet of Rentable Area.

     2.14. PROJECT: The building of which the Premises are a part (the Building) and any other buildings or improvements on the real property (the Property) located at 110 Hartwell Avenue, Lexington, MA and further described in Exhibit "B". The Project is commonly known as Hartwood Building.

     2.15. RENTABLE AREA: As to both the Premises and the Project, the respective measurements of floor area as may from time to time be subject to lease by Tenant and all tenants of the Project, respectively, as determined by Landlord and applied on a consistent basis throughout the Project.

     2.16. SECURITY DEPOSIT (Section 8.): $29,042.54 .

     2.17. STATE: The Commonwealth of Massachusetts.

     2.18. DELETED.

     2.19. TENANT'S PROPORTIONATE SHARE: 13.88%. Such share is a fraction, the numerator of which is the Rentable Area of the Premises, and the denominator of which is the Rentable Area of the Project, as determined by Landlord from time to time. The Project consists of 1 Building(s), and, for purposes of this Lease, the Building(s) are deemed to contain approximately 52,721 square feet of Rentable Area.

     2.20. TENANT'S USE (Section 9.): For General Office, R&D and pharmaceutical production for a pharmaceutical products company. .

     2.21. TERM: The period commencing on the Commencement Date and expiring at midnight on the Expiration Date.
                                      (2)

3.   EXHIBITS AND ADDENDA.

The exhibits and addenda listed below (unless lined out) are attached hereto and incorporated by reference in this Lease:

     3.1. Exhibit A - Floor Plan showing the Premises.
     3.2. Exhibit B - Site Plan of the Project.
     3.3. Exhibit C - Building Standard Tenant Improvements.
     3.4. Exhibit D - Work Letter and Drawings.
     3.5. Exhibit E - Rules and Regulations.
     3.6. Addenda:    Attached hereto and made a part of this Lease by reference are Sections 37-43.

4.   DELIVERY OF POSSESSION.

If for any reason Landlord does not deliver possession of the Premises to Tenant on the Commencement Date, and such failure is not caused by an act or omission of Tenant, the Expiration Date shall be extended by the number of days the Commencement Date has been delayed and the validity of this Lease shall not be impaired nor shall Landlord be subject to any liability for such failure; but Rent shall be abated until delivery of possession. Provided, however, if the Commencement Date has been delayed by an act or omission of Tenant then Rent shall not be abated until delivery of possession and the Expiration Date shall not be extended. Delivery of possession shall be deemed to occur on the earlier of the date Landlord receives a Certificate of Occupancy or upon substantial completion of the Premises (as certified by Landlord's architect). If Landlord permits Tenant to enter into possession of the Premises before the Commencement Date, such possession shall be subject to the provisions of this Lease, including, without limitation, the payment of Rent (unless otherwise agreed in writing).

Within ten (10) days of delivery of possession Landlord shall deliver to Tenant and Tenant shall execute an Acceptance of Premises in which Tenant shall certify, among other things, that (a) Landlord has satisfactorily completed Landlord's Work to the Premises pursuant to Exhibit "D", unless written exception is set forth thereon, and (b) that Tenant accepts the Premises. Tenant's failure to execute and deliver the Acceptance of Premises shall be conclusive evidence, as against Tenant, that Landlord setting forth objections, if any, has satisfactorily completed Landlord's Work to the Premises pursuant to Exhibit "D".

In the event Tenant fails to take possession of the Premises following execution of this Lease, Tenant shall reimburse Landlord promptly upon demand for all costs incurred by Landlord in connection with entering into this Lease including, but not limited to, broker fees and commissions, sums paid for the preparation of a floor and/or space plan for the Premises, costs incurred in performing Landlord's Work pursuant to Exhibit "D", loss of rental income, attorneys' fees and costs, and any other damages for breach of this Lease established by Landlord. Notwithstanding the foregoing to the contrary, Landlord and Tenant hereby acknowledge that Tenant presently occupies
Suite 110-01 of the Premises, pursuant to a prior Lease between Landlord and Tenant. Consequently, references to delivery of the Premises in this Section 4 shall pertain only to the Expansion Premises.

5.   INTENDED USE OF THE PREMISES.

The statement in this Lease of the nature of the business to be conducted by Tenant in the Premises does not constitute a representation or guaranty by the Landlord as to the present or future suitability of the Premises for the conduct of such business in the Premises, or that it is lawful or permissible under the Certificate of Occupancy issued for the Building, or is otherwise permitted by law. Tenant's taking possession of the Premises shall be conclusive evidence, as against Tenant, that, at the time such possession was taken, the Premises were satisfactory for Tenant's intended use.

6.   RENT.

     6.1. PAYMENT OF RENT. Tenant shall pay Rent for the Premises. Monthly Installments of Rent shall be payable in advance on the first day of each calendar month of the Term. If the Term begins (or ends) on other than the first (or last) day of a calendar month, Rent for the partial month shall be prorated based on the number of days in that month. Rent shall be paid to Landlord at the Rent Payment Address set forth in Section 2.8., or to such other person at such place as Landlord may from time to time designate in writing, without any prior demand therefor and without deduction or offset, in lawful money of the United States of America.

     6.2. DELETED.

                                      (3)

     6.3. ADDITIONAL RENT FOR INCREASES IN TAX COSTS AND OPERATING EXPENSES. If, in any calendar year during the Term of this Lease, Landlord's Tax Costs and Operating Expenses (as hereinafter defined) for the Project (hereinafter sometimes together referred to as Direct Costs) shall be higher than in the Base Year specified in Section 2.3., Additional Rent for such Direct Costs payable hereunder shall be increased by an amount equal to Tenant's Proportionate Share of the difference between Landlord's actual Direct Costs for such calendar year and the actual Direct Costs of the Base Year. However, if during any calendar year of the Term the occupancy of the Project is less than ninety-five percent (95%), then Landlord shall make an appropriate adjustment of the variable components of Operating Expenses, as reasonably determined by Landlord, to determine the amount of Operating Expenses that would have been incurred had the Project been ninety-five percent (95%) occupied during that calendar year. This estimated amount shall be deemed the amount of Operating Expenses for that calendar year. For purposes hereof, "variable components" shall include only those Operating Expenses that are affected by variations in occupancy levels.

          6.3.1. DEFINITIONS. As used in this Section 6.3., the following terms shall have the following meanings:

                  6.3.1.1. Tax Costs shall mean any and all real estate taxes, other similar charges on real property or improvements, assessments, water and sewer charges, and all other charges (but in no event Landlord's income or estate taxes) assessed, levied, imposed or becoming a lien upon part or all of the Project or the appurtenances thereto, or attributable thereto, or on the rents, issues, profits or income received or derived therefrom which may be imposed, levied, assessed or charged by the United States or the state, county or city in which the Project is located, or any other local government authority or agency or political subdivision thereof. Tax Costs for each tax year shall be apportioned to determine the Tax Costs for the subject calendar years.

                           Landlord, at Landlord's sole discretion, may contest any taxes levied or assessed against the Building or Project during the Term. If Landlord contests any taxes levied or assessed during the Term, Tenant shall pay Landlord Tenant's Proportionate Share of all costs incurred by Landlord in connection with the contest. Landlord shall promptly upon receipt by Landlord of any tax rebate, credit to Tenant its proportionate net share of any such rebate against future payment of taxes by Tenant.

                  6.3.1.2. Operating Expenses shall mean any and all expenses incurred by Landlord in connection with the management, maintenance, operation, and repair of the Project, the equipment, adjacent walks, Common Area, parking areas, the roof, landscaped areas, including, but not limited to, salaries, wages, benefits, pension payments, payroll taxes, worker's compensation, and other costs related to employees engaged in the management, operation, maintenance and/or repair of the Project; any and all assessments or costs incurred with respect to Covenants, Conditions and/or Restrictions, Reciprocal Easement Agreements or similar documents affecting the Building or Project, if any; the cost of all charges to Landlord for electricity, natural gas, air conditioning, steam, water, and other utilities furnished to the Project, other than utilities for other tenants which are seperately metered, including any taxes thereon; reasonable attorneys' fees and/or consultant fees incurred by Landlord in contracting with a company or companies to provide electricity (or any other utility) to the Project, any fees for the installation, maintenance, repair or removal of related equipment, and any exit fees or stranded cost charges mandated by the State; the cost and expense for third-party consultants, accountants and attorneys; a management fee, not to exceed 5% of gross receipts; energy studies and the amortized cost of any energy or other cost saving equipment used by Landlord to provide services pursuant to the terms of the Lease (including the amortized cost to upgrade the efficiency or capacity of Building telecommunication lines and systems if responsibility therefor is assumed by Landlord as discussed in Section 35. hereof); reasonable reserves for replacements as may be customary in the geographic area in which the Project is located; the cost of license fees related to the Project; the cost of all charges for property (all risk), liability, rent loss and all other insurance for the Project to the extent that such insurance is required to be carried by Landlord under any lease, mortgage or deed of trust covering the whole or a substantial part of the Project or the Building, or, if not required under any such lease, mortgage or deed of trust, then to the extent such insurance is carried by owners of properties comparable to the Project; the cost of all building and cleaning supplies and materials; the cost of all charges for security services, cleaning, maintenance and service contracts and other services with independent contractors, including but not limited to the maintenance, operation and repair of all electrical, plumbing and mechanical systems of the Project and maintenance, repair and replacement of any intrabuilding cabling


                                       (4)
          network (ICN), if any; and the cost of any janitorial, utility or other services to be provided by Landlord.

                  Notwithstanding the foregoing, the following shall not be included within Operating Expenses: (i) costs of capital improvements (except any improvements that might be deemed "capital improvements" related to the enhancement or upgrade of the ICN and related equipment) and costs of curing design or construction defects; (ii) depreciation; (iii) interest and principal payments on mortgages and other debt costs and ground lease payments, if any, and any penalties assessed as a result of Landlord's late payments of such amounts; (iv) real estate broker leasing commissions or compensation; (v) any cost or expenditure (or portion thereof) for which Landlord is reimbursed, whether by insurance proceeds or otherwise; (vi) attorneys' fees, costs, disbursements, advertising and marketing and other expenses incurred in connection with the negotiation of leases with prospective tenants of the Building; (vii) rent for space which is not actually used by Landlord in connection with the management and operation of the Building; (viii) all costs or expenses (including fines, penalties and legal fees) incurred due to the violation by Landlord, its employees, agents, contractors or assigns of the terms and conditions of the Lease, or any valid, applicable building code, governmental rule, regulation or law; (ix) except for the referenced management compensation, any overhead or profit increments to any subsidiary or affiliate of Landlord for services on or to the Building, to the extent that the costs of such services exceed competitive costs for such services; (x) the cost of constructing tenant improvements for Tenant or any other tenant of the Building or Project; (xi) Operating Expenses specially charged to and paid by any other tenant of the Building or Project; and (xii) the cost of special services, goods or materials provided to any other tenant of the Building or Project.

          6.3.2.  DETERMINATION AND PAYMENT OF TAX COSTS AND OPERATING EXPENSES.

                  6.3.2.1. On or before the last day of each December during the Term of this Lease, Landlord shall furnish to Tenant a written statement showing in reasonable detail Landlord's projected Direct Costs for the succeeding calendar year. If such statement of projected Direct Costs indicates the Direct Costs will be higher than in the Base Year, then the Rent due from Tenant hereunder for the next succeeding year shall be increased by an amount equal to Tenant's Proportionate Share of the difference between the projected Direct Costs for the calendar year and the Base Year. If during the course of the calendar year Landlord determines that actual Direct Costs will vary from its estimate by more than five percent (5%), Landlord may deliver to Tenant a written statement showing Landlord's revised estimate of Direct Costs. On the next payment date for Monthly Installments of Rent following Tenant's receipt of either such statement, Tenant shall pay to Landlord an additional amount equal to such monthly Rent increase adjustment (as set forth on Landlord's statement). Thereafter, the monthly Rent adjustment payments becoming due shall be in the amount set forth in such projected Rent adjustment statement from Landlord. Neither Landlord's failure to deliver nor late delivery of such statement shall constitute a default by Landlord or a waiver of Landlord's right to any Rent adjustment provided for herein.

                  6.3.2.2. On or before the first day of each April during the Term of this Lease, Landlord shall furnish to Tenant a written statement of reconciliation (the Reconciliation) showing in reasonable detail Landlord's actual Direct Costs for the prior year, together with a full statement of any adjustments necessary to reconcile any sums paid as estimated Rent adjustments during the prior year with those sums actually payable for such prior year. In the event such Reconciliation shows that additional sums are due from Tenant, Tenant shall pay such sums to Landlord within ten (10) days of receipt of such Reconciliation. In the event such Reconciliation shows that a credit is due Tenant, such credit shall be credited against the sums next becoming due from Tenant, unless this Lease has expired or been terminated pursuant to the terms hereof (and all sums due Landlord have been paid), in which event such sums shall be refunded to Tenant. Neither Landlord's failure to deliver nor late delivery of such Reconciliation to Tenant by April first shall constitute a default by Landlord or operate as a waiver of Landlord's right to collect all Rent due hereunder.

                  6.3.2.3. So long as Tenant is not in default after expiration of applicable grace or cure period, under the terms of the Lease and provided Notice of Tenant's request is given to Landlord within thirty
          (30) days after Tenant's receipt of the Reconciliation, Tenant may inspect Landlord's Reconciliation accounting records relating to Direct Costs at Landlord's corporate office, during normal business hours, for the purpose of verifying the charges contained in such statement. The audit must be completed within sixty (60) days of Landlord's receipt of Tenant's Notice, unless such period is extended by Landlord (in Landlord's reasonable discretion). Before conducting any audit however, Tenant must pay in full the amount of Direct Costs
                                       (5)
          billed. Tenant may only review those records that specifically relate to Direct Costs. Tenant may not review any other leases or Landlord's tax returns or financial statements. In conducting an audit, Tenant must utilize an independent certified public accountant experienced in auditing records related to commercial property operations. The proposed accountant is subject to Landlord's reasonable prior approval. The audit shall be conducted in accordance with generally accepted rules of auditing practices. Tenant may not conduct an audit more often than once each calendar year. Tenant may audit records relating to a calendar year only one time. No audit shall cover a period of time other than the calendar year from which Landlord's Reconciliation was generated. Upon receipt thereof, Tenant shall deliver to Landlord a copy of the audit report and all accompanying data. Tenant and Tenant's auditor shall keep confidential any agreements involving the rights provided in this section and the results of any audit conducted hereunder. As a condition precedent to Tenant's right to conduct an audit, Tenant's auditor shall sign a confidentiality agreement in a form reasonably acceptable to Landlord. However, Tenant shall be permitted to furnish information to its attorneys, accountants and auditors to the extent necessary to perform their respective services for Tenant.

          6.4. DEFINITION OF RENT. All costs and expenses which Tenant assumes or agrees or is obligated to pay to Landlord under this Lease shall be deemed Additional Rent (which, together with the Base Rent, is sometimes referred to as Rent).

          6.5. TAXES ON TENANT'S USE AND OCCUPANCY. In addition to the Rent and any other charges to be paid by Tenant hereunder, Tenant shall pay Landlord upon demand for any and all taxes payable by Landlord (other than net income taxes) which are not otherwise reimbursable under this Lease, whether or not now customary or within the contemplation of the parties, where such taxes are upon, measured by or reasonably attributable to (a) the cost or value of Tenant's equipment, furniture, fixtures and other personal property located in the Premises, or the cost or value of any leasehold improvements made in or to the Premises by or for Tenant, other than Building Standard Tenant Improvements made by Landlord, regardless of whether title to such improvements is held by Tenant or Landlord; (b) the gross or net Rent payable under this Lease, including, without limitation, any rental or gross receipts tax levied by any taxing authority with respect to the receipt of the Rent hereunder; (c) the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises or any portion thereof; or (d) this transaction or any document to which Tenant is a party creating or transferring an interest or an estate in the Premises. If it becomes unlawful for Tenant to reimburse Landlord for any costs as required under this Lease, the Base Rent shall be revised to net Landlord the same net Rent after imposition of any tax or other charge upon Landlord as would have been payable to Landlord but for the reimbursement being unlawful.

7.   LATE CHARGES.

If Tenant fails to pay when due any Rent or other amounts or charges which Tenant is obligated to pay under the terms of this Lease, then Tenant shall pay Landlord a late charge equal to ten percent (10%) of each such installment if any such installment is not received by Landlord within five (5) business days from the date it is due. Tenant acknowledges that the late payment of any Rent will cause Landlord to lose the use of that money and incur costs and expenses not contemplated under this Lease including, without limitation, administrative costs and processing and accounting expenses, the exact amount of which is extremely difficult to ascertain. Landlord and Tenant agree that this late charge represents a reasonable estimate of such costs and expenses and is fair compensation to Landlord for the loss from such nonpayment by Tenant. However, the late charge is not intended to cover Landlord's attorneys' fees and costs relating to delinquent Rent. Acceptance of any late charge shall not constitute a waiver of Tenant's default with respect to such nonpayment by Tenant nor prevent Landlord from exercising any other rights or remedies available to Landlord under this Lease. Late charges are deemed Additional Rent.

In no event shall this provision for the imposition of a late charge be deemed to grant to Tenant a grace period or an extension of time within which to pay any Rent due hereunder or prevent Landlord from exercising any right or remedy available to Landlord upon Tenant's failure to pay such Rent when due.

8.   SECURITY DEPOSIT.

Upon execution of this Lease, Tenant agrees to deposit with Landlord a Security Deposit in the amount set forth in Section 2.16. as security for Tenant's performance of its obligations under this Lease. Landlord and Tenant agree that the Security Deposit may be commingled with funds of Landlord and Landlord shall have no obligation or liability for payment of interest on such deposit. Tenant shall not mortgage, assign, transfer or encumber the Security Deposit without the prior written consent of Landlord and any attempt by Tenant to do so shall be void, without force or effect and shall not be binding upon Landlord.
                                      (6)

If Tenant fails to timely pay any Rent or other amount due under this Lease, or fails to perform any of the terms hereof, Landlord may, at its option and without prejudice to any other remedy which Landlord may have, appropriate and apply or use all or any portion of the Security Deposit for Rent payments or any other amount then due and unpaid, for payment of any amount for which Landlord has become obligated as a result of Tenant's default or breach, and for any loss or damage sustained by Landlord as a result of Tenant's default or breach. If Landlord so uses any of the Security Deposit, Tenant shall, within ten (10) days after written demand therefor, restore the Security Deposit to the full amount originally deposited. Tenant's failure to do so shall constitute an act of default hereunder and Landlord shall have the right to exercise any remedy provided for in Section 19. hereof.

If Tenant defaults after expiration of applicable grace or cure period under this Lease more than two (2) times during any calendar year, irrespective of whether such default is cured, then, without limiting Landlord's other rights and remedies, Landlord may, in Landlord's sole discretion, modify the amount of the required Security Deposit. Within ten (10) days after Notice of such modification, Tenant shall submit to Landlord the required additional sums. Tenant's failure to do so shall constitute an act of default, and Landlord shall have the right to exercise any remedy provided for in Section 19. hereof.

If Tenant complies with all of the terms and conditions of this Lease, and Tenant is not in default on any of its obligations hereunder, then within the time period statutorily prescribed after Tenant vacates the Premises, Landlord shall return to Tenant (or, at Landlord's option, to the last subtenant or assignee of Tenant's interest hereunder) the Security Deposit less any expenditures made by Landlord to repair damages to the Premises caused by Tenant and to clean the Premises upon expiration or earlier termination of this Lease. Landlord shall use reasonable efforts to walk the Premises with the Tenant within seven (7) days after expiration of the Lease. However, if Landlord does not walk the Premises with the Tenant within such time, all terms and conditions of th Lease regarding the return of Tenant's Security Deposity will remain in effect.

In the event of bankruptcy or other debtor-creditor proceedings against Tenant, such Security Deposit shall be deemed to be applied first to the payment of Rent and other sums due Landlord for all periods prior to the filing of such proceedings.

9.   TENANT'S USE OF THE PREMISES.

The provisions of this Section are for the benefit of the Landlord and are not nor shall they be construed to be for the benefit of any tenant of the Building or Project.

     9.1. USE. Tenant shall use the Premises solely for the purposes set forth in Section 2.20. No change in the Use of the Premises shall be permitted, except as provided in this Section 9.

          9.1.1. If, at any time during the Term hereof, Tenant desires to change the Use of the Premises, including any change in Use associated with a proposed assignment or sublet of the Premises, Tenant shall provide Notice to Landlord of its request for approval of such proposed change in Use. Tenant shall promptly supply Landlord with such information concerning the proposed change in Use as Landlord may reasonably request. Landlord shall have the right to approve such proposed change in Use, which approval shall not be unreasonably withheld. Landlord's consent to any change in Use shall not be construed as a consent to any subsequent change in Use.

     9.2. OBSERVANCE OF LAW. Tenant shall not use or occupy the Premises or permit anything to be done in or about the Premises in violation of any declarations, covenant, condition or restriction, or law, statute, ordinance or governmental rules, regulations or requirements now in force or which may hereafter be enacted or promulgated. Tenant shall, at its sole cost and expense, upon Notice from Landlord, immediately discontinue any use of the Premises which is declared by any governmental authority having jurisdiction to be a violation of law or of the Certificate of Occupancy. Tenant shall promptly comply, at its sole cost and expense, with all laws, statutes, ordinances and governmental rules, regulations or requirements now in force or which may hereafter be imposed which shall by reason of Tenant's Use or occupancy of the Premises, impose any duty upon Tenant or Landlord with respect to Tenant's Use or occupation. Further, Tenant shall, at Tenant's sole cost and expense, bring the Premises into compliance with all such laws, including the Americans With Disabilities Act of 1990, as amended (ADA), whether or not the necessity for compliance is triggered by Tenant's Use, and Tenant shall make, at its sole cost and expense, any changes to the Premises required to accommodate Tenant's employees with disabilities (any work performed pursuant to this Section shall be subject to the terms of Section 12. hereof). The judgment of any court of competent jurisdiction or the admission by Tenant in any action or proceeding against Tenant, whether Landlord is a party thereto or not, that Tenant has violated any such law, statute, ordinance, or governmental regulation, rule or requirement in the use or occupancy of the Premises, Building or Project shall be conclusive of that fact as between Landlord and Tenant.

     9.3. INSURANCE. Tenant shall not do or permit to be done anything which will contravene, invalidate or increase the cost of any insurance policy covering the Building or Project and/or property located therein, and shall comply with all rules, orders, regulations, requirements and recommendations of Landlord's insurance carrier(s) or any board of fire insurance underwriters or other similar body now or hereafter constituted, relating to or affecting the condition, use or occupancy of the Premises, excluding structural changes not
                                      (7)
related to or affected by Tenant's improvements or acts. Tenant shall promptly upon demand reimburse Landlord for any additional premium charged for violation of this Section.

     9.4. NUISANCE AND WASTE. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building or Project, or injure or annoy them, or use or allow the Premises to be used for any improper, unlawful or objectionable purpose. Tenant shall not cause, maintain or permit any nuisance in, on or about the Premises. Tenant shall not commit or suffer to be committed any waste in or upon the Premises.

     9.5. LOAD AND EQUIPMENT LIMITS. Tenant shall not place a load upon any floor of the Premises which exceeds the load per square foot which such floor was designed to carry as determined by Landlord or Landlord's structural engineer. The cost of any such determination made by Landlord's structural engineer in connection with Tenant's occupancy shall be paid by Tenant upon Landlord's demand. Tenant shall not install business machines or mechanical equipment which will in any manner cause noise objectionable to other tenants or injure, vibrate or shake the Premises or Building.

     9.6. HAZARDOUS MATERIAL. Unless Tenant obtains the prior written consent of Landlord, Tenant shall not create, generate, use, bring, allow, emit, dispose, or permit on the Premises, Building or Project any toxic or hazardous gaseous, liquid, or solid material or waste, or any other hazardous material defined or listed in any applicable federal, state or local law, rule, regulation or ordinance. If Landlord grants its consent, Tenant shall comply with all applicable laws with respect to such hazardous material, including all laws affecting the use, storage and disposal thereof. If the presence of any hazardous material brought to the Premises, Building or Project by Tenant or Tenant's employees, agent or contractors results in contamination, Tenant shall promptly take all actions necessary, at Tenant's sole cost and expense, to remediate the contamination and restore the Premises, Building or Project to the condition that existed before introduction of such hazardous material. Tenant shall first obtain Landlord's approval of the proposed remedial action and shall keep Landlord informed during the process of remediation.

Tenant shall indemnify, defend and hold Landlord harmless from any claims, liabilities, costs or expenses incurred or suffered by Landlord arising from such bringing, allowing, using, permitting, generating, creating, emitting, or disposing of toxic or hazardous material whether or not consent to same has been granted by Landlord. Tenant's duty to defend, hold-harmless and indemnify Landlord hereunder shall survive the expiration or termination of this Lease. The consent requirement contained herein shall not apply to ordinary office products that may contain de minimis quantities of hazardous material; however, Tenant's indemnification obligations are not diminished with respect to the presence of such products. Tenant acknowledges that Tenant has an affirmative duty to immediately notify Landlord of any release or suspected release of hazardous material in the Premises or on or about the Project.

Medical waste and any other waste, the removal of which is regulated, shall be contracted for and disposed of by Tenant, at Tenant's expense, in accordance with all applicable laws and regulations. No material shall be placed in Project trash boxes, receptacles or Common Areas if the material is of such a nature that it cannot be disposed of in the ordinary and customary manner of removing and disposing of trash and garbage in the State without being in violation of any law or ordinance.

10.  SERVICES AND UTILITIES.

Landlord agrees to furnish services and utilities to the Premises during normal business hours on generally recognized business days subject to the Rules and Regulations of the Building or Project and provided that Tenant is not in default hereunder. Normal business hours shall be deemed Monday-Friday 7:00 AM-6:00PM, excluding holidays. The overtime HVAC rate shall be initially $25.00 per hour, subject to the Landlord's cost of providing such utilities. Tenant shall give Landlord twenty-four (24) hours notice for an Overtime HVAC request. Services and utilities shall include reasonable quantities of heating, ventilation and air conditioning (HVAC) as required in Landlord's reasonable judgment for the comfortable use and occupancy of the Premises; lighting replacement for building standard lights; window washing and janitor services in a manner that such services are customarily furnished to comparable office buildings in the area. Landlord shall supply common area water for drinking, cleaning and restroom purposes only. Tenant, at Tenant's sole cost and expense, shall supply all paper and other products used within the Premises. During normal business hours on generally recognized business days, Landlord shall also maintain and keep lighted the common stairs, common entries and restrooms in the Building and shall furnish elevator service and restroom supplies. If Tenant desires HVAC or other services at any other time, Landlord shall use reasonable efforts to furnish such service upon reasonable notice from Tenant, and Tenant shall pay Landlord's charges therefor on demand. Landlord may provide telecommunications lines and systems as discussed in Section 35. hereof.

Notwithstanding the foregoing, Tenant shall obtain from Landlord at Tenant's sole cost and expense all electiric utilities used at the Premises. Tenant's cost for electricity for lights and plugs shall initially be $1.00 per square foot, subject to change based on increaes in Landlord's cost providing such electricity.

If permitted by law, Landlord shall have the right, in Landlord's reasonable discretion, at any time and from time to time during the Term, to contract for the provision of electricity (or any other utility) with, and to switch from, any company providing such utility. Tenant shall cooperate with Landlord and any such utility provider at all times, and, as reasonably necessary, Tenant shall
                                      (8)
allow such parties access to the electric (or other utility) lines, feeders, risers, wiring and other machinery located within the Premises.

Landlord shall not be in default hereunder or be liable for any damages directly or indirectly resulting from, nor shall Rent be abated by reason of (a) the installation, use or interruption of use of any equipment in connection with the furnishing of any of the foregoing services, or (b) failure to furnish or delay in furnishing any such services where such failure or delay is caused by accident or any condition or event beyond the reasonable control of Landlord, or by the making of necessary repairs or improvements to the Premises, Building or Project, or (c) any change, failure, interruption, disruption or defect in the quantity or character of the electricity (or other utility) supplied to the Premises or Project, or (d) the limitation, curtailment or rationing of, or restrictions on, use of water, electricity, gas or any other form of energy serving the Premises, Building or Project. Landlord shall not be liable under any circumstances for a loss of or injury to property or business, however occurring, through, in connection with or incidental to the failure to furnish any such services.

Tenant shall not, without the prior written consent of Landlord, use any apparatus or device in the Premises, including, without limitation, electronic data processing machines, punch card machines, word processing equipment, personal computers, or machines using in excess of 120 volts, which consumes more electricity than is usually furnished or supplied for the use of desk top office equipment and photocopy equipment ordinarily in use in premises designated as general office space, as determined by Landlord. Tenant shall not connect any apparatus to electric current except through existing electrical outlets in the Premises.

Tenant shall not consume electric current in excess of that usually furnished or supplied for the use of premises as office space (as determined by Landlord), without first procuring the written consent of Landlord, which Landlord may refuse. In the event of consent, electrical current shall be separately metered in Tenant's name and paid for by Tenant. The cost of any such meter and its installation, maintenance and repair shall be paid by Tenant.

Notwithstanding anything contained herein to the contrary, if Tenant is granted the right to purchase electricity from a provider other than the company or companies used by Landlord, Tenant shall indemnify, defend, and hold harmless Landlord from and against all losses, claims, demands, expenses and judgments caused by, or directly or indirectly arising from, the acts or omissions of Tenant's electricity provider (including, but not limited to, expenses and/or fines incurred by Landlord in the event Tenant's electricity provider fails to provide sufficient power to the Premises, as well as damages resulting from the improper or faulty installation or construction of facilities or equipment in or on the Premises by Tenant or Tenant's electricity provider.

Nothing contained in this Section shall restrict Landlord's right to require at any time separate metering of utilities furnished to the Premises. If the separate metering of utilities furnished to the Premises is due to Tenant's excessive use of electric current, then the cost of any such meter and its installation, maintenance and repair shall be paid by Tenant. If Landlord requires separate metering for reasons other than Tenant's excessive consumption of electric current, then the cost of any such meter and its installation, maintenance and repair shall be paid by Landlord. In either event, accounts for all such separately metered utilities shall be in Tenant's name and paid for by Tenant.

If Tenant uses heat generating machines or equipment in the Premises which effect the temperature otherwise maintained by the HVAC system, Landlord reserves the right to install supplementary air conditioning units in the Premises and the cost thereof, including the cost of installation, operation and maintenance thereof, shall be paid by Tenant to Landlord upon demand therefor.

11.  REPAIRS AND MAINTENANCE.

     11.1. LANDLORD'S OBLIGATIONS. Landlord shall make at Landlord's sole expense, all structural repairs except as specified herein and shall maintain in good order, condition and repair the Building and all other portions of the Project not the obligation of Tenant or of any other tenant in the Building or any other third party. If applicable, Landlord shall also maintain in good order, condition and repair the ICN, the cost of which is reimbursable pursuant to Section 6.3.1.2.unless responsibility therefor is assigned to a particular tenant.

     11.2. TENANT'S OBLIGATIONS.

           11.2.1. Tenant shall, at Tenant's sole expense and except for services furnished by Landlord pursuant to Section 10. hereof, maintain the Premises in good order, condition and repair. For the purposes of this
     Section 11.2.1., the term Premises shall be deemed to include all items and equipment installed by or for the benefit of or at the expense of Tenant, including without limitation the interior surfaces of the ceilings, walls and floors; all doors; all interior and exterior windows; dedicated heating, ventilating and air conditioning equipment; all plumbing, pipes and fixtures; electrical switches and fixtures; internal wiring as it connects to the ICN (if applicable); and Building Standard Tenant Improvements.
                                      (9)

           11.2.2. Tenant shall be responsible for all repairs and alterations in and to the Premises, Building and Project and the facilities and systems thereof to the satisfaction of Landlord, the need for which arises out of
     (a) Tenant's use or occupancy of the Premises, (b) the installation, removal, use or operation of Tenant's Property (as defined in Section 13.) in the Premises, (c) the moving of Tenant's Property into or out of the Building, or (d) the act, omission, misuse or negligence of Tenant, its agents, contractors, employees or invitees.

           11.2.3. If Tenant fails to maintain the Premises in good order, condition and repair, Landlord shall give Notice to Tenant to do such acts as are reasonably required to so maintain the Premises. If Tenant fails to promptly commence such work and diligently prosecute it to completion, then Landlord shall have the right to do such acts and expend such funds at the expense of Tenant as are reasonably required to perform such work.

     11.3. COMPLIANCE WITH LAW. Landlord and Tenant shall each do all acts necessary to comply with all applicable laws, statutes, ordinances, and rules of any public authority relating to their respective maintenance obligations as set forth herein. The provisions of Section 9.2. are deemed restated here.

     11.4. NOTICE OF DEFECT. If it is Landlord's obligation to repair, Tenant shall give Landlord prompt Notice, regardless of the nature or cause, of any damage to or defective condition in any part or appurtenance of the Building's mechanical, electrical, plumbing, HVAC or other systems serving, located in, or passing through the Premises.

     11.5. LANDLORD'S LIABILITY. Except as otherwise expressly provided in this Lease, Landlord shall have no liability to Tenant nor shall Tenant's obligations under this Lease be reduced or abated in any manner by reason of any inconvenience, annoyance, interruption or injury to business arising from Landlord's making any repairs or changes which Landlord is required or permitted by this Lease or by any other tenant's lease or required by law to make in or to any portion of the Project, Building or Premises. Landlord shall nevertheless use reasonable efforts to minimize any interference with Tenant's conduct of its business in the Premises.

12.  CONSTRUCTION, ALTERATIONS AND ADDITIONS.

     12.1. LANDLORD'S CONSTRUCTION OBLIGATIONS. Landlord shall perform Landlord's Work to the Premises as described in Exhibit "D".

     12.2. TENANT'S CONSTRUCTION OBLIGATIONS. Tenant shall perform Tenant's Work to the Premises as described in Exhibit "D" and shall comply with all of the provisions of this Section 12.

     12.3. TENANT'S ALTERATIONS AND ADDITIONS. Except as provided in Section
12.2. above, Tenant shall not make any other additions, alterations or improvements to the Premises without obtaining the prior written consent of Landlord. Landlord's consent may be conditioned, without limitation, on Tenant removing any such additions, alterations or improvements upon the expiration of the Term and restoring the Premises to the same condition as on the date Tenant took possession. All work with respect to Tenant's Work described in Exhibit "D", as well as any addition, alteration or improvement, shall comply with all applicable laws, ordinances, codes and rules of any public authority (including, but not limited to the ADA) and shall be done in a good and professional manner by properly qualified and licensed personnel approved by Landlord. All work shall be diligently prosecuted to completion. Upon completion, Tenant shall furnish Landlord "as-built" plans. Prior to commencing any such work, Tenant shall furnish Landlord with plans and specifications; names and addresses of contractors; copies of all contracts; copies of all necessary permits; evidence of contractor's and subcontractor's insurance coverage for Builder's Risk at least as broad as Insurance Services Office (ISO) special causes of loss form CP 10 30, Commercial General Liability at least as broad as ISO CG 00 01, workers' compensation, employer's liability and auto liability, all in amounts reasonably satisfactory to Landlord; and indemnification in a form reasonably satisfactory to Landlord. The work shall be performed in a manner that will not interfere with the quiet enjoyment of the other tenants in the Building in which the Premises is located.

Landlord may require, in Landlord's sole discretion and at Tenant's sole cost and expense, that Tenant provide Landlord with a lien and completion bond in an amount equal to at least one and one-half (1-1/2) times the total estimated cost of any additions, alterations or improvements to be made in or to the Premises for any alteration or addition costing greater than $50,000.00. Nothing contained in this Section 12.3. shall relieve Tenant of its obligation under
Section 12.4. to keep the Premises, Building and Project free of all liens.
                                      (10)

     12.4. PAYMENT. Tenant shall pay the costs of any work done on the Premises pursuant to Sections 12.2. and 12.3., and shall keep the Premises, Building and Project free and clear of liens of any kind. Tenant hereby indemnifies, and agrees to defend against and keep Landlord free and harmless from all liability, loss, damage, costs, attorneys' fees and any other expense incurred on account of claims by any person performing work or furnishing materials or supplies for Tenant or any person claiming under Tenant.

Tenant shall give Notice to Landlord at least ten (10) business days prior to the expected date of commencement of any work relating to alterations, additions or improvements to the Premises. Landlord retains the right to enter the Premises and post such notices as Landlord deems proper at any reasonable time.

     12.5. PROPERTY OF LANDLORD. Except as otherwise set forth herein, all additions, alterations and improvements made to the Premises shall become the property of Landlord and shall be surrendered with the Premises upon the expiration of the Term unless their removal is required by Landlord as provided in Section 12.3., provided, however, Tenant's equipment, machinery and trade fixtures shall remain the Property of Tenant and shall be removed, subject to the provisions of Section 12.2.

13.  LEASEHOLD IMPROVEMENTS; TENANT'S PROPERTY.

     13.1. LEASEHOLD IMPROVEMENTS. All fixtures, equipment (including air-conditioning or heating systems), improvements and appurtenances attached to or built into the Premises and/or Building at the commencement or during the Term of the Lease (Leasehold Improvements), whether or not by or at the expense of Tenant, shall be and remain a part of the Premises, shall be the property of Landlord and shall not be removed by Tenant, except as expressly provided in
Section 13.2., unless Landlord, by Notice to Tenant not later than thirty (30) days prior to the expiration of the Term, elects to have Tenant remove any Leasehold Improvements installed by Tenant. In such case, Tenant, at Tenant's sole cost and expense and prior to the expiration of the Term, shall remove the Leasehold Improvements and repair any damage caused by such removal.

     13.2. TENANT'S PROPERTY. All signs, notices, displays, movable partitions, business and trade fixtures, machinery and equipment (excluding air-conditioning or heating systems, whether installed by Tenant or not), Tenant's personal telecommunications equipment and office equipment located in the Premises and acquired by or for the account of Tenant, without expense to Landlord, which can be removed without structural damage to the Building, and all furniture, furnishings and other articles of movable personal property owned by Tenant and located in the Premises (collectively, Tenant's Property) shall be and shall remain the property of Tenant and may be removed by Tenant at any time during the Term; provided that if any of Tenant's Property is removed, Tenant shall promptly repair any damage to the Premises or to the Building resulting from such removal, including without limitation repairing the flooring and patching and painting the walls where required by Landlord to Landlord's reasonable satisfaction, all at Tenant's sole cost and expense.

14.  INDEMNIFICATION.

     14.1. TENANT INDEMNIFICATION. Tenant shall indemnify and hold Landlord harmless from and against any and all liability and claims of any kind for loss or damage to any person or property arising out of: (a) Tenant's use and occupancy of the Premises, or the Building or Project, or any work, activity or thing done, allowed or suffered by Tenant in, on or about the Premises, the Building or the Project; (b) any breach or default by Tenant of any of Tenant's obligations under this Lease; or (c) any negligent or otherwise tortious act or omission of Tenant, its agents, employees, subtenants, licensees, customers, guests, invitees or contractors (including agents or contractors who perform work outside of the Premises for Tenant). At Landlord's request, Tenant shall, at Tenant's expense, and by counsel reasonably satisfactory to Landlord, defend Landlord in any action or proceeding arising from any such claim. Tenant shall indemnify Landlord against all costs, attorneys' fees, expert witness fees and any other expenses or liabilities incurred in such action or proceeding. As a material part of the consideration for Landlord's execution of this Lease, Tenant hereby assumes all risk of damage or injury to any person or property in, on or about the Premises from any cause and Tenant hereby waives all claims in respect thereof against Landlord, except in connection with damage or injury resulting solely from the negligence or willful misconduct of Landlord or its authorized agents.

     14.2. LANDLORD NOT LIABLE. Landlord shall not be liable for injury or damage which may be sustained by the person or property of Tenant, its employees, invitees or customers, or any other person in or about the Premises, caused by or resulting from fire, steam, electricity, gas, water or rain which may leak or flow from or into any part of the Premises, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning, lighting fixtures or mechanical or electrical systems, whether such damage or injury results from conditions arising upon the Premises or upon other portions of the Building or Project or from other sources, unless the condition was the sole result of Landlord's gross negligence or willful misconduct. Landlord shall not be liable for any damages arising from any act or omission of any other tenant of the Building or Project or for the
                                      (11)
acts of persons in, on or about the Premises, Building or the Project who are not the authorized agents of Landlord or for losses due to theft, vandalism or like causes.

Tenant acknowledges that Landlord's election to provide mechanical surveillance or to post security personnel in the Building or on the Project is solely within Landlord's discretion. Landlord shall have no liability in connection with the decision whether or not to provide such services, and, to the extent permitted by law, Tenant hereby waives all claims based thereon.

15.  TENANT'S INSURANCE.

     15.1. INSURANCE REQUIREMENT. Tenant shall procure and maintain insurance coverage in accordance with the terms hereof, either as specific policies or within blanket policies. Coverage shall begin on the date Tenant is given access to the Premises for any purpose and shall continue until expiration of the Term, except as otherwise set forth in the Lease. The cost of such insurance shall be borne by Tenant.

Insurance shall be with insurers licensed to do business in the State, and acceptable to Landlord. The insurers must have a current A.M. Best's rating of not less than A:VII, or equivalent (as reasonably determined by Landlord) if the Best's rating system is discontinued.

Tenant shall furnish Landlord with original certificates and amendatory endorsements extending coverage to the Expansion Premises effecting coverage required by this Section 15. before the date Tenant is first given access to the Premises. All certificates and endorsements are to be received and approved by Landlord before any work commences. Landlord reserves the right to inspect and/or copy any insurance policy required to be maintained by Tenant hereunder, or to require complete, certified copies of all required insurance policies, including endorsements effecting the coverage required herein at any time. Tenant shall comply with such requirement within thirty (30) days of demand therefor by Landlord. Tenant shall furnish Landlord with renewal certificates and amendments or a "binder" of any such policy prior to the expiration thereof. Each insurance policy required herein shall be endorsed to state that coverage shall not be canceled, except after thirty (30) days prior written notice to Landlord and Landlord's lender (if such lender's address is provided).

The Commercial General Liability policy, as hereinafter required, shall contain, or be endorsed to contain, the following provisions: (a) Landlord and any parties reasonably designated by Landlord shall be covered as additional insureds as their respective interests may appear; and (b) Tenant's insurance coverage shall be primary insurance as to any insurance carried by the parties designated as additional insureds. Any insurance or self-insurance maintained by Landlord shall be excess of Tenant's insurance and shall not contribute with it.

     15.2. MINIMUM SCOPE OF COVERAGE. Coverage shall be at least as broad as set forth herein. However, if, because of Tenant's Use or occupancy of the Premises, Landlord determines, in Landlord's reasonable judgment, that additional insurance coverage or different types of insurance are necessary, then Tenant shall obtain such insurance at Tenant's expense in accordance with the terms of this Section 15.

           15.2.1. Commercial General Liability (ISO occurrence form CG 00 01) which shall cover liability arising from Tenant's Use and occupancy of the Premises, its operations therefrom, Tenant's independent contractors, products-completed operations, personal injury and advertising injury, and liability assumed under an insured contract.

           15.2.2. Workers' Compensation insurance as required by law, and Employers Liability insurance.

           15.2.3. Commercial Property Insurance (ISO special causes of loss form CP 10 30) against all risk of direct physical loss or damage (including flood, if applicable), earthquake excepted, for: (a) all leasehold improvements (including any alterations, additions or improvements made by Tenant pursuant to the provisions of Section 12. hereof) in, on or about the Premises; and (b) trade fixtures, merchandise and Tenant's Property from time to time in, on or about the Premises. The proceeds of such property insurance shall be used for the repair or replacement of the property so insured. Upon termination of this Lease following a casualty as set forth herein, the proceeds under (a) shall be paid to Landlord, and the proceeds under (b) above shall be paid to Tenant.

           15.2.4. Business Auto Liability.

Landlord shall, during the Term hereof, maintain in effect insurance on the Building and Common Area comparable to coverage described in Sections 15.2 through 15.4.

           15.2.5. Business Interruption and Extra Expense Insurance.
                                      (12)

     15.3. MINIMUM LIMITS OF INSURANCE. Tenant shall maintain limits not less than:

           15.3.1. Commercial General Liability: $1,000,000 per occurrence. If the insurance contains a general aggregate limit, either the general aggregate limit shall apply separately to this location or the general aggregate limit shall be at least twice the required occurrence limit.

           15.3.2. Employer's Liability: $1,000,000 per accident for bodily injury or disease.

           15.3.3. Commercial Property Insurance: 100% replacement cost with no coinsurance penalty provision.

           15.3.4. Business Auto Liability: $1,000,000 per accident.

           15.3.5. Business Interruption and Extra Expense Insurance: In a reasonable amount and comparable to amounts carried by comparable tenants in comparable projects.

     15.4. DEDUCTIBLE AND SELF-INSURED RETENTION. Any deductible or self-insured retention in excess of $5,000 per occurrence must be declared to and approved by Landlord. At the option of Landlord, either the insurer shall reduce or eliminate such deductible or self-insured retention or Tenant shall provide separate insurance conforming to this requirement.

     15.5. INCREASES IN INSURANCE POLICY LIMITS. If the coverage limits set forth in this Section 15. are deemed inadequate by Landlord or Landlord's lender, then Tenant shall increase the coverage limits to the amounts reasonably recommended by either Landlord or Landlord's lender. Landlord agrees that any such required increases in coverage limits shall not occur more frequently than once every three (3) years.

     15.6. WAIVER OF SUBROGATION. Landlord and Tenant each hereby waive all rights of recovery against the other and against the officers, employees, agents and representatives, contractors and invitees of the other, on account of loss by or damage to the waiving party or its property or the property of others under its control, to the extent that such loss or damage is insured against under any insurance policy which may have been in force at the time of such loss or damage.

     15.7. LANDLORD'S RIGHT TO OBTAIN INSURANCE FOR TENANT. If Tenant fails to obtain the insurance coverage or fails to provide certificates and endorsements as required by this Lease, Landlord may, at its option, obtain such insurance for Tenant. Tenant shall pay, as Additional Rent, the reasonable cost thereof together with a twenty-five percent (25%) service charge.

16.  DAMAGE OR DESTRUCTION.

     16.1. DAMAGE. If, during the Term of this Lease, the Premises or the portion of the Building necessary for Tenant's occupancy is damaged by fire or other casualty covered by fire and extended coverage insurance carried by Landlord, Landlord shall promptly repair the damage provided (a) such repairs can, in Landlord's opinion, be completed, under applicable laws and regulations, within one hundred eighty (180) days of the date a permit for such construction is issued by the governing authority, (b) insurance proceeds are available to pay eighty percent (80%) or more of the cost of restoration, and (c) Tenant performs its obligations pursuant to Section 16.4. hereof. In such event, this Lease shall continue in full force and effect, except that if such damage is not the result of the negligence or willful misconduct of Tenant, its agents or employees, Tenant shall be entitled to a proportionate reduction of Rent to the extent Tenant's use of the Premises is impaired, commencing with the date of damage and continuing until completion of the repairs required of Landlord under
Section 16.4. If the damage is due to the fault or neglect of Tenant, its agents or employees and loss of rental income insurance is denied as a result, there shall be no abatement of Rent.

Notwithstanding anything contained in the Lease to the contrary, in the event of partial or total damage or destruction of the Premises during the last twelve
(12) months of the Term, either party shall have the option to terminate this Lease upon thirty (30) days prior Notice to the other party provided such Notice is served within thirty (30) days after the damage or destruction. For purposes of this Section 16.1., "partial damage or destruction" shall mean the damage or destruction of at least thirty-three and one-third percent (33 and 1/3%) of the Premises, as determined by Landlord in Landlord's reasonable discretion.

     16.2. REPAIR OF PREMISES IN EXCESS OF ONE HUNDRED EIGHTY DAYS. If in Landlord's opinion, such repairs to the Premises or portion of the Building necessary for Tenant's occupancy cannot be completed under applicable laws and regulations within one hundred eighty (180) days of the date a permit for such construction is issued by the governing authority, Landlord may elect, upon Notice to Tenant given within thirty (30) days after the date of such fire or other casualty, to repair such damageand to diligently prosecute repair to completion, in which event this Lease shall continue in full force and effect, but Rent shall be partially abated as provided in this Section 16. If Landlord does not so elect to make such repairs, this Lease shall terminate as of the date of such fire or other casualty.
                                      (13)

     16.3. REPAIR OUTSIDE PREMISES. If any other portion of the Building or Project is totally destroyed or damaged to the extent that in Landlord's opinion repair thereof cannot be completed under applicable laws and regulations within one hundred eighty (180) days of the date a permit for such construction is issued by the governing authority, Landlord may elect upon Notice to Tenant given within thirty (30) days after the date of such fire or other casualty, to repair such damage, in which event this Lease shall continue in full force and effect, but The Base Rent shall be partially abated as provided in this Section
16.1. If Landlord does not elect to make such repairs, this Lease shall terminate as of the date of such fire or other casualty.

     16.4. TENANT REPAIR. If the Premises are to be repaired under this Section 16., Landlord shall repair at its cost any injury or damage to the Building and Building Standard Tenant Improvements, if any. Notwithstanding anything contained herein to the contrary, Landlord shall not be obligated to perform work other than Landlord's Work performed previously pursuant to Section 12.1. hereof. Tenant shall be responsible at its sole cost and expense for the repair, restoration and replacement of any other Leasehold Improvements and Tenant's Property (as well as reconstructing and reconnecting Tenant's internal telecommunications wiring and related equipment). Landlord shall not be liable for any loss of business, inconvenience or annoyance arising from any repair or restoration of any portion of the Premises, Building or Project as a result of any damage from fire or other casualty.

     16.5. ELECTION NOT TO PERFORM LANDLORD'S WORK. Notwithstanding anything to the contrary contained herein, Landlord shall provide Notice to Tenant of its intent to repair or replace the Premises (if Landlord elects to perform such work), and, within ten (10) days of its receipt of such Notice, Tenant shall provide Notice to Landlord of its intent to reoccupy the Premises. Should Tenant fail to provide such Notice to Landlord, then such failure shall be deemed an election by Tenant not to re-occupy the Premises and Landlord may elect not to perform the repair or replacement of the Premises. Such election shall not result in a termination of this Lease and all obligations of Tenant hereunder shall remain in full force and effect, including the obligation to pay Rent.

     16.6. EXPRESS AGREEMENT. This Lease shall be considered an express agreement governing any case of damage to or destruction of the Premises, Building or Project by fire or other casualty, and any present or future law which purports to govern the rights of Landlord and Tenant in such circumstances in the absence of an express agreement shall have no application.

17.  EMINENT DOMAIN.

     17.1. WHOLE TAKING. If the whole of the Building or Premises is lawfully taken by condemnation or in any other manner for any public or quasi-public purpose, this Lease shall terminate as of the date of such taking, and Rent shall be prorated to such date.

     17.2. PARTIAL TAKING. If less than the whole of the Building or Premises is so taken, this Lease shall be unaffected by such taking, provided that (a) Tenant shall have the right to terminate this Lease by Notice to Landlord given within ninety (90) days after the date of such taking if twenty percent (20%) or more of the Premises is taken and the remaining area of the Premises is not reasonably sufficient for Tenant to continue operation of its business, and (b) Landlord shall have the right to terminate this Lease by Notice to Tenant given within ninety (90) days after the date of such taking. If either Landlord or Tenant so elects to terminate this Lease, the Lease shall terminate on the later of (i) the thirtieth (30th) calendar day after either such Notice, or (ii) the date Tenant loses possession. Rent shall be prorated to the date of termination. If this Lease continues in force upon such partial taking, Base Rent and Tenant's Proportionate Share shall be equitably adjusted according to the remaining Rentable Area of the Premises and Project.

     17.3. PROCEEDS. In the event of any taking, partial or whole, all of the proceeds of any award, judgment or settlement payable by the condemning authority shall be the exclusive property of Landlord, and Tenant hereby assigns to Landlord all of its right, title and interest in any award, judgment or settlement from the condemning authority; however, Tenant shall have the right, to the extent that Landlord's award is not reduced or prejudiced, to claim from the condemning authority (but not from Landlord) such compensation as may be recoverable by Tenant in its own right for relocation expenses and damage to Tenant's Property and damage to Leasehold Improvements installed at the sole expense of Tenant.

     17.4. LANDLORD'S RESTORATION. In the event of a partial taking of the Premises which does not result in a termination of this Lease, Landlord shall restore the remaining portion of the Premises as nearly as practicable to its condition prior to the condemnation or taking; provided however, Landlord shall not be obligated to perform work other than Landlord's Work performed previously pursuant to Section 12.1. hereof. Tenant shall be responsible at its sole cost and expense for the repair, restoration and replacement of Tenant's Property and any other Leasehold Improvements.
                                      (14)

18.  ASSIGNMENT AND SUBLETTING.

No assignment of this Lease or sublease of all or any part of the Premises shall be permitted, except as provided in this Section 18.

Not withstanding anything in this Section 18 to the contrary, Tenant may sublease all or part of the Premises to an existing Tenant or Tenants at the Project in the event that the Landlord cannot accomodate the space needs of such other Tenant or Tenants.

     18.1. NO ASSIGNMENT OR SUBLETTING. Tenant shall not, without the prior written consent of Landlord, in accordance with Section 18.2, assign or hypothecate this Lease or any interest herein or sublet the Premises or any part thereof, or permit the use of the Premises or any part thereof by any party other than Tenant. Any of the foregoing acts without such consent shall be voidable and shall, at the option of Landlord, constitute a default hereunder. This Lease shall not, nor shall any interest of Tenant herein, be assignable by operation of law without the prior written consent of Landlord, in accordance with Section 18.2.

           18.1.1. For purposes of this Section 18., the following shall be deemed an assignment:

                   18.1.1.1. If Tenant is a partnership, any withdrawal or substitution (whether voluntary, involuntary, or by operation of law, and whether occurring at one time or over a period of time) of any partner(s) owning forty-nine percent (49%) or more (cumulatively) of any interest in the capital or profits of the partnership, or the dissolution of the partnership;

                   18.1.1.2. If Tenant is a corporation, any dissolution, merger, consolidation, or other reorganization of Tenant, any sale or transfer (or cumulative sales or transfers) of the capital stock of Tenant in excess of forty-nine percent (49%), or any sale (or cumulative sales) or transfer of fifty-one (51%) or more of the value of the assets of Tenant provided, however, the foregoing shall not apply to corporations the capital stock of which is publicly traded.

     18.2. LANDLORD'S CONSENT. If, at any time or from time to time during the Term hereof, Tenant desires to assign this Lease or sublet all or any part of the Premises, and if Tenant is not then in default under the terms of the Lease, Tenant shall submit to Landlord a written request for approval setting forth the terms and provisions of the proposed assignment or sublease, the identity of the proposed assignee or subtenant, and a copy of the proposed form of assignment or sublease. Tenant's request for consent shall be submitted to Landlord at least thirty (30) days prior to the intended date of such transfer. Tenant shall promptly supply Landlord with such information concerning the business background and financial condition of such proposed assignee or subtenant as Landlord may reasonably request. Landlord shall have the right to approve such proposed assignee or subtenant, which approval shall not be unreasonably withheld or delayed. Landlord's consent to any assignment shall not be construed as a consent to any subsequent assignment, subletting, transfer of partnership interest or stock, occupancy or use.

           18.2.1. Landlord's approval shall be conditioned, among other things, on Landlord's receiving adequate assurances of future performance under this Lease and any sublease or assignment. In determining the adequacy of such assurances, Landlord may base its decision on such factors as it deems appropriate, including but not limited to:

                   18.2.1.1. that the source of rent and other consideration due under this Lease, and, in the case of assignment, that the financial condition and operating performance and business experience of the proposed assignee and its guarantors, if any, shall be equal to or greater than the financial condition and operating performance and experience of Tenant and its guarantors, if any, as of the time Tenant became the lessee under this Lease.

                   Notwithstanding the foregoing, in the event of a (i) sublease immediately following Tenant's decision not to re-occupy the Premises after damage and destruction thereof, or (ii) if such sublessee is to occupy less than 15% of the total Premises, such sublessee shall not be subject to the financial requirements for sublessee approval set forth in Section 18.2.1.1.;

                   18.2.1.2. that any assumption or assignment of this Lease will not result in increased cost or expense, wear and tear, greater traffic or demand for services and utilities provided by Landlord pursuant to Section 10. hereof and will not disturb or be detrimental to other tenants of Landlord;

                   18.2.1.3. whether the proposed assignee's use of the Premises will include the use of Hazardous Material, or will in any way increase any risk to Landlord relating to Hazardous Material; and

                   18.2.1.4. that the proposed assignee or subtenant shall use the Premises for office, lab or research/development use compatible with the Project of similar Buildings in the Lexington area.

           18.2.2. The assignment or sublease shall be on the same terms and conditions set forth in the written request for approval given to Landlord, or, if different, upon terms and conditions consented to by Landlord;

           18.2.3. No assignment or sublease shall be valid and no assignee or sublessee shall take possession of the Premises or any part thereof until an executed counterpart of such assignment or sublease has been delivered to Landlord;
                                      (15)

           18.2.4. No assignee or sublessee shall have a further right to assign or sublet except on the terms herein contained;

           18.2.5. Any sums or other economic considerations received by Tenant as a result of such assignment or subletting, however denominated under the assignment or sublease, which exceed, in the aggregate (a) the total sums which Tenant is obligated to pay Landlord under this Lease (prorated to reflect obligations allocable to any portion of the Premises subleased), plus (b) any real estate brokerage commissions or fees payable to third parties in connection with such assignment or subletting, shall be shared equally by Tenant and Landlord as Additional Rent under this Lease without effecting or reducing any other obligations of Tenant hereunder.

If Landlord consents to the proposed transfer, Tenant shall deliver to Landlord three (3) fully executed original documents (in the form previously approved by Landlord) and Landlord shall attach its consent thereto. Landlord shall retain one (1) fully executed original document. No transfer of Tenant's interest in this Lease shall be deemed effective until the terms and conditions of this
Section 18. have been fulfilled.

     18.3. TENANT REMAINS RESPONSIBLE. No subletting or assignment shall release Tenant of Tenant's obligations under this Lease or alter the primary liability of Tenant to pay the Rent and to perform all other obligations to be performed by Tenant hereunder. The acceptance of Rent by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision hereof. Consent to one assignment or subletting shall not be deemed consent to any subsequent assignment or subletting. In the event of default by an assignee or subtenant of Tenant or any successor of Tenant in the performance of any of the terms hereof, Landlord may proceed directly against Tenant without the necessity of exhausting remedies against such assignee, subtenant or successor. Landlord may consent to subsequent assignments or sublets of the Lease or amendments or modifications to the Lease with assignees of Tenant, without notifying Tenant, or any successor of Tenant, and without obtaining its or their consent thereto and any such actions shall not relieve Tenant of liability under this Lease.

     18.4. CONVERSION TO A LIMITED LIABILITY ENTITY. Notwithstanding anything contained herein to the contrary, if Tenant is a limited or general partnership (or is comprised of two (2) or more persons, individually or as co-partners, or entities), the change or conversion of Tenant to (a) a limited liability company, (b) a limited liability partnership, or (c) any other entity which possesses the characteristics of limited liability (any such limited liability entity is collectively referred to herein as a "Successor Entity") shall be prohibited unless the prior written consent of Landlord is obtained, which consent may be withheld in Landlord's sole discretion.

           18.4.1. Notwithstanding Section 18.4., Landlord agrees not to unreasonably withhold or delay such consent provided that:

                   18.4.1.1. The Successor Entity succeeds to all or substantially all of Tenant's business and assets;

                   18.4.1.2. The Successor Entity shall have a tangible net worth (Tangible Net Worth), determined in accordance with generally accepted accounting principles, consistently applied, of not less than the greater of the Tangible Net Worth of Tenant on (a) the date of execution of the Lease, or (b) the day immediately preceding the proposed effective date of such conversion; and

                   18.4.1.3. Tenant is not in default beyond any applicable grace or cure period of any of the terms, covenants, or conditions of this Lease on the propose effective date of such conversion.

     18.5. PAYMENT OF FEES. If Tenant assigns the Lease or sublets the Premises or requests the consent of Landlord to any assignment, subletting or conversion to a limited liability entity, then Tenant shall, upon demand, pay Landlord, whether or not consent is ultimately given, an administrative fee of Three Hundred and 00/100 Dollars ($300.00) plus costs and other reasonable expenses incurred by Landlord in connection with each such act or request.

19.      DEFAULT.

     19.1. TENANT'S DEFAULT. The occurrence of any one or more of the following events shall constitute a default and breach of this Lease by Tenant.

           19.1.1. If Tenant abandons or vacates the Premises.

                   Notwithstanding the foregoing, Tenant may temporarily vacate the Premises for a period not to exceed thirty (30) days for renovations with intent to reoccupy.

           19.1.2. If Tenant fails to pay any Rent or Additional Rent or any other charges required to be paid by Tenant under this Lease and such failure continues for three (3) days after receipt of Notice thereof from Landlord to Tenant.
                                      (16)

           19.1.3. If Tenant fails to promptly and fully perform any other covenant, condition or agreement contained in this Lease and such failure continues for thirty (30) days after Notice thereof from Landlord to Tenant, or, if such default cannot reasonably be cured within thirty (30) days, if Tenant fails to commence to cure within that thirty (30) day period and diligently prosecute to completion.

           19.1.4. Tenant's failure to occupy the Premises within thirty (30) days after delivery of possession (as defined in Section 4. hereof).

           19.1.5. Tenant's failure to provide any document, instrument or assurance as required by Sections 12., 15., 18. and/or 35. if the failure continues for five (5) days after receipt of Notice from Landlord to Tenant.

           19.1.6. To the extent provided by law:

                   19.1.6.1. If a writ of attachment or execution is levied on this Lease or on substantially all of Tenant's Property; or

                   19.1.6.2. If Tenant or Tenant's Guarantor makes a general assignment for the benefit of creditors; or

                   19.1.6.3. If Tenant files a voluntary petition for relief or if a petition against Tenant in a proceeding under the federal bankruptcy laws or other insolvency laws is filed and not withdrawn or dismissed within sixty (60) days thereafter, or if under the provisions of any law providing for reorganization or winding up of corporations, any court of competent jurisdiction assumes jurisdiction, custody or control of Tenant or any substantial part of its property and such jurisdiction, custody or control remains in force unrelinquished, unstayed or unterminated for a period of sixty
           (60) days; or

                   19.1.6.4. If in any proceeding or action in which Tenant is a party, a trustee, receiver, agent or custodian is appointed to take charge of the Premises or Tenant's Property (or has the authority to do so); or

                   19.1.6.5. If Tenant is a partnership or consists of more than one (1) person or entity, if any partner of the partnership or other person or entity is involved in any of the acts or events described in Sections 19.1.6.1. through 19.1.6.4. above.

     19.2. LANDLORD REMEDIES. In the event of Tenant's default hereunder, then, in addition to any other rights or remedies Landlord may have under any law or at equity, Landlord shall have the right to collect interest on all past due sums (14% per annum), and, at Landlord's option and without further notice or demand of any kind, to do the following:

           19.2.1. Terminate this Lease and Tenant's right to possession of the Premises and reenter the Premises and take possession thereof, and Tenant shall have no further claim to the Premises or under this Lease; or

           19.2.2. Continue this Lease in effect, reenter and occupy the Premises for the account of Tenant, and collect any unpaid Rent or other charges which have or thereafter become due and payable; or

           19.2.3. Reenter the Premises under the provisions of Section 19.2.2., and thereafter elect to terminate this Lease and Tenant's right to possession of the Premises.

If Landlord reenters the Premises under the provisions of Sections 19.2.2. or
19.2.3. above, Landlord shall not be deemed to have terminated this Lease or the obligation of Tenant to pay any Rent or other charges thereafter accruing unless Landlord notifies Tenant in writing of Landlord's election to terminate this Lease. Acts of maintenance, efforts to relet the Premises or the appointment of a receiver on Landlord's initiative to protect Landlord's interest under this Lease shall not constitute a termination of Tenant's obligations under the Lease. In the event of any reentry or retaking of possession by Landlord, Landlord shall have the right, but not the obligation, to remove all or any part of Tenant's Property in the Premises and to place such property in storage at a public warehouse at the expense and risk of Tenant. If Landlord elects to relet the Premises for the account of Tenant, the rent received by Landlord from such reletting shall be applied as follows: first, to the payment of any indebtedness other than Rent due hereunder from Tenant to Landlord; second, to the payment of any costs of such reletting; third, to the payment of the cost of any alterations or repairs to the Premises; fourth to the payment of Rent due and unpaid hereunder; and the balance, if any, shall be held by Landlord and applied in payment of future Rent as it becomes due. If that portion of Rent received from the reletting which is applied against the Rent due hereunder is less than the amount of the Rent due, Tenant shall pay the deficiency to Landlord promptly upon demand by Landlord. Such deficiency shall be calculated and paid monthly. Tenant shall also pay to Landlord, as soon as determined, any costs and expenses incurred by Landlord in connection with such reletting or in making alterations and repairs to the Premises which are not covered by the rent received from the reletting.

Notwithstanding anything herein to the contrary, Landlord shall utilize reasonable efforts to mitigate its damages in the event of a default by Tenant.
                                      (17)

     19.3. DAMAGES RECOVERABLE. Should Landlord elect to terminate this Lease under the provisions of Section 19.2., Landlord may recover as damages from Tenant the following:

           19.3.1. PAST RENT. The worth at the time of the award of any unpaid Rent that had been earned at the time of termination including the value of any Rent that was abated during the Term of the Lease (except Rent that was abated as a result of damage or destruction or condemnation); plus

           19.3.2. RENT PRIOR TO AWARD. The worth at the time of the award of the amount by which the unpaid Rent that would have been earned between the time of the termination and the time of the award exceeds the amount of unpaid Rent that Tenant proves could reasonably have been avoided; plus

           19.3.3. RENT AFTER AWARD. The worth at the time of the award of the amount by which the unpaid Rent for the balance of the Term after the time of award exceeds the amount of the unpaid Rent that Tenant proves could be reasonably avoided; plus

           19.3.4. PROXIMATELY CAUSED DAMAGES. Any other amount necessary to compensate Landlord for all detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including, but not limited to, any costs or expenses (including attorneys' fees), incurred by Landlord in (a) retaking possession of the Premises, (b) maintaining the Premises after Tenant's default, (c) preparing the Premises for reletting to a new tenant, including any repairs or alterations, and
     (d) reletting the Premises, including brokers' commissions.

"The worth at the time of the award" as used in Sections 19.3.1. and 19.3.2. above, is to be computed by allowing interest at the maximum rate permitted by law to be charged by an individual. "The worth at the time of the award" as used in Section 19.3.3. above, is to be computed by discounting the amount at the discount rate of the Federal Reserve Bank situated nearest to the Premises at the time of the award plus one percent (1%).

     19.4. LANDLORD'S RIGHT TO CURE TENANT'S DEFAULT. If Tenant defaults in the performance of any of its obligations under this Lease and Tenant has not timely cured the default after Notice, Landlord may (but shall not be obligated to), without waiving such default, perform the same for the account and at the expense of Tenant. Tenant shall pay Landlord all costs of such performance immediately upon written demand therefor, and if paid at a later date these costs shall bear interest at fourteen percent (14%) per annum.

     19.5. LANDLORD'S DEFAULT. If Landlord fails to perform any covenant, condition or agreement contained in this Lease within thirty (30) days after receipt of Notice from Tenant specifying such default, or, if such default cannot reasonably be cured within thirty (30) days if Landlord fails to commence to cure within that thirty (30) day period and diligently prosecute to completion, then Landlord shall be liable to Tenant for any damages sustained by Tenant as a result of Landlord's breach; provided, however, it is expressly understood and agreed that if Tenant obtains a money judgment against Landlord resulting from any default or other claim arising under this Lease, that judgment shall be satisfied only out of the rents, issues, profits, and other income actually received on account of Landlord's right, title and interest in the Premises, Building or Project, and no other real, personal or mixed property of Landlord (or of any of the partners which comprise Landlord, if any), wherever situated, shall be subject to levy to satisfy such judgment.

     19.6. MORTGAGEE PROTECTION. Tenant agrees to send by certified or registered mail to any first mortgagee or first deed of trust beneficiary of Landlord whose address has been furnished to Tenant, a copy of any notice of default served by Tenant on Landlord. If Landlord fails to cure such default within the time provided for in this Lease, then such mortgagee or beneficiary shall have such additional time to cure the default as is reasonably necessary under the circumstances.

     19.7. TENANT'S RIGHT TO CURE LANDLORD'S DEFAULT. If, after Notice to Landlord of default, Landlord (or any first mortgagee or first deed of trust beneficiary of Landlord) fails to cure the default as provided herein, then Tenant shall have the right to cure that default at Landlord's expense. Tenant shall not have the right to terminate this Lease or to withhold, reduce or offset any amount against any payments of Rent or any other charges due and payable under this Lease except as otherwise specifically provided herein. Tenant expressly waives the benefits of any statute now or hereafter in effect which would otherwise afford Tenant the right to make repairs at Landlord's expense or to terminate this Lease because of Landlord's failure to keep the Premises in good order, condition and repair.

20.      WAIVER.
No delay or omission in the exercise of any right or remedy of Landlord upon any default by Tenant shall impair such right or remedy or be construed as a waiver of such default. The receipt and acceptance by Landlord of delinquent Rent shall
                                      (18)
not constitute a waiver of any other default: it shall constitute only a waiver of timely payment for the particular Rent payment involved (excluding the collection of a late charge or interest).

No act or conduct of Landlord, including, without limitation, the acceptance of keys to the Premises, shall constitute an acceptance of the surrender of the Premises by Tenant before the expiration of the Term. Only written acknowledgement from Landlord to Tenant shall constitute acceptance of the surrender of the Premises and accomplish a termination of this Lease.

Landlord's consent to or approval of any act by Tenant requiring Landlord's consent or approval shall not be deemed to waive or render unnecessary Landlord's consent to or approval of any subsequent act by Tenant.

Any waiver by Landlord of any default must be in writing and shall not be a waiver of any other default concerning the same or any other provision of this Lease.

21.      SUBORDINATION AND ATTORNMENT.

This Lease is and shall be subject and subordinate to all ground or underlying leases (including renewals, extensions, modifications, consolidations and replacements thereof) which now exist or may hereafter be executed affecting the Building or the land upon which the Building is situated, or both, and to the lien of any mortgages or deeds of trust in any amount or amounts whatsoever (including renewals, extensions, modifications, consolidations and replacements thereof) now or hereafter placed on or against the Building or on or against Landlord's interest or estate therein, or on or against any ground or underlying lease, without the necessity of the execution and delivery of any further instruments on the part of Tenant to effectuate such subordination. Nevertheless, Tenant covenants and agrees to execute and deliver upon demand, without charge therefor, such further instruments evidencing such subordination of this Lease to such ground or underlying leases, and to the lien of any such mortgages or deeds of trust as may be required by Landlord.

Notwithstanding the foregoing, Landlord shall use reasonable efforts to assist Tenant, at no cost to Landlord, in obtaining a subordination and nondisturbance agreement form any present or future Lender.

Notwithstanding anything contained herein to the contrary, if any mortgagee, trustee or ground lessor shall elect that this Lease is senior to the lien of its mortgage, deed of trust or ground lease, and shall give written notice thereof to Tenant, this Lease shall be deemed prior to such mortgage, deed of trust or ground lease, whether this Lease is dated prior or subsequent to the date of said mortgage, deed of trust, or ground lease, or the date of the recording thereof.

In the event of any foreclosure sale, transfer in lieu of foreclosure or termination of the lease in which Landlord is lessee, Tenant shall attorn to the purchaser, transferee or lessor as the case may be, and recognize that party as Landlord under this Lease, provided such party acquires and accepts the Premises subject to this lease.

22.      TENANT ESTOPPEL CERTIFICATES.

     22.1. LANDLORD REQUEST FOR ESTOPPEL CERTIFICATE. Within ten (10) days after written request from Landlord, Tenant shall execute and deliver to Landlord or Landlord's designee, in the form requested by Landlord, a written statement certifying, among other things, (a) that this Lease is unmodified and in full force and effect, or that it is in full force and effect as modified and stating the modifications; (b) the amount of Base Rent and the date to which Base Rent and Additional Rent have been paid in advance; (c) the amount of any security deposited with Landlord; and (d) that Landlord is not in default hereunder or, if Landlord is claimed to be in default, stating the nature of any claimed default. Any such statement may be conclusively relied upon by a prospective purchaser, assignee or encumbrancer of the Premises.

     22.2. FAILURE TO EXECUTE. Tenant's failure to execute and deliver such statement within the time required shall at Landlord's election be a default under this (without the requirment of giving Notice of Default and an opportunity to cure) Lease and shall also be conclusive upon Tenant that: (a) this Lease is in full force and effect and has not been modified except as represented by Landlord; (b) there are no uncured defaults in Landlord's performance and that Tenant has no right of offset, counter-claim or deduction against Rent and (c) not more than one month's Rent has been paid in advance.

23.      NOTICE.

Notice shall be in writing and shall be deemed duly served or given if personally delivered, sent by certified or registered U.S. Mail, postage prepaid with a return receipt requested, or sent by overnight courier service, fee prepaid with a return receipt requested, as follows: (a) if to Landlord, to Landlord's Address for Notice with a copy to the Building manager, and (b) if to Tenant, to Tenant's Mailing Address; provided, however, Notices to Tenant shall be deemed duly served or given if delivered or sent to Tenant at the Premises. Landlord and Tenant may from time to time by Notice to the other designate another place for receipt of future Notice. Notwithstanding anything contained herein to the contrary, when an applicable State statute requires service of
                                      (19)

Notice in a particular manner, service of that Notice in accordance with those particular requirements shall replace rather than supplement any Notice requirement set forth in the Lease.

24.      TRANSFER OF LANDLORD'S INTEREST.

In the event of any sale or transfer by Landlord of the Premises, Building or Project, and assignment of this Lease by Landlord, Landlord shall be and is hereby entirely freed and relieved of any and all liability and obligations contained in or derived from this Lease arising out of any act, occurrence or omission relating to the Premises, Building, Project or Lease occurring after the consummation of such sale or transfer, provided the purchaser shall expressly assume all of the covenants and obligations of Landlord under this Lease. This Lease shall not be affected by any such sale and Tenant agrees to attorn to the purchaser or assignee provided all of Landlord's obligations hereunder are assumed by such transferee. If any security deposit or prepaid Rent has been paid by Tenant, Landlord shall transfer the security deposit or prepaid Rent to Landlord's successor and upon such transfer, Landlord shall be relieved of any and all further liability with respect thereto.

25.      SURRENDER OF PREMISES.

     25.1. CLEAN AND SAME CONDITION. Upon the Expiration Date or earlier termination of this Lease, Tenant shall peaceably surrender the Premises to Landlord clean and in the same condition as when received, except for (a) reasonable wear and tear, (b) loss by fire or other casualty, and (c) loss by condemnation. Tenant shall remove Tenant's Property no later than the Expiration Date. If Tenant is required by Landlord to remove any additions, alterations, or improvements under Section 12.3., Tenant shall complete such removal no later than the Expiration Date. Any damage to the Premises, including any structural damage, resulting from removal of any addition, alteration, or improvement made pursuant to Section 12.3. and/or from Tenant's use or from the removal of Tenant's Property pursuant to Section 13.2. shall be repaired (in accordance with Landlord's reasonable direction) no later than the Expiration Date by Tenant at Tenant's sole cost and expense. On the Expiration Date, Tenant shall surrender all keys to the Premises.

     25.2. FAILURE TO DELIVER POSSESSION. If Tenant fails to vacate and deliver possession of the Premises to Landlord on the expiration or sooner termination of this Lease as required by Section , Tenant shall indemnify, defend and hold Landlord harmless from all claims, liabilities and damages resulting from Tenant's failure to vacate and deliver possession of the Premises, including, without limitation, claims made by a succeeding tenant resulting from Tenant's failure to vacate and deliver possession of the Premises and rental loss which Landlord suffers.

     25.3. PROPERTY ABANDONED. If Tenant abandons or surrenders the Premises, or is dispossessed by process of law or otherwise, any of Tenant's Property left on the Premises shall be deemed to be abandoned, and, at Landlord's option, title shall pass to Landlord under this Lease as by a bill of sale. If Landlord elects to remove all or any part of such Tenant's Property, the cost of removal, including repairing any damage to the Premises or Building caused by such removal, shall be paid by Tenant.

26.  HOLDING OVER.

Tenant shall not occupy the Premises after the Expiration Date without Landlord's consent. If after expiration of the Term, Tenant remains in possession of the Premises with Landlord's permission (express or implied), Tenant shall become a tenant from month to month only upon all the provisions of this Lease (except as to the term and Base Rent). Monthly Installments of Base Rent payable by Tenant during this period shall be increased to one hundred fifty percent (150%) of the Monthly Installments of Base Rent payable by Tenant in the final month of the Term. Such monthly rent shall be payable in advance on or before the first day of each month. The tenancy may be terminated by either party by delivering a thirty (30) day Notice to the other party. Nothing contained in this Section 26. shall be construed to limit or constitute a waiver of any other rights or remedies available to Landlord pursuant to this Lease or at law.

27.  RULES AND REGULATIONS.

Tenant agrees to comply with (and cause its agents, contractors, employees and invitees to comply with) the rules and regulations attached hereto as Exhibit "E" and with such reasonable modifications thereof and additions thereto as Landlord may from time to time make. Landlord agrees to enforce the rules and regulations uniformly against all tenants of the Project. Landlord shall not be liable, however, for any violation of said rules and regulations by other tenants or occupants of the Building or Project.
                                      (20)

28. CERTAIN RIGHTS RESERVED BY LANDLORD.

Landlord reserves the following rights, exercisable without (a) liability to Tenant for damage or injury to property, person or business; (b) being found to have caused an actual or constructive eviction from the Premises; or (c) being found to have disturbed Tenant's use or possession of the Premises.

     28.1. To name the Building and Project and to change the name or street address of the Building or Project.

     28.2. To install and maintain all signs on the exterior and interior of the Building and Project.

     28.3. To have pass keys to the Premises and all doors within the Premises, excluding Tenant's files, vaults and safes.

     28.4. To stripe or re-stripe, re-surface, enlarge, change the grade or drainage of and control access to the parking lot; to assign and reassign spaces for the exclusive or nonexclusive use of tenants (including Tenant); and to locate or relocate parking spaces assigned to Tenant.

     28.5. At any time during the Term, and on prior telephonic notice to Tenant, to inspect the Premises, and to show the Premises to any person having an existing or prospective interest in the Project or Landlord, and during the last six months of the Term, to show the Premises to prospective tenants thereof.

     28.6. To enter the Premises for the purpose of making inspections, repairs, alterations, additions or improvements to the Premises or the Building (including, without limitation, checking, calibrating, adjusting or balancing controls and other parts of the HVAC system), and to take all steps as may be necessary or desirable for the safety, protection, maintenance or preservation of the Premises or the Building or Landlord's interest therein, or as may be necessary or desirable for the operation or improvement of the Building or in order to comply with laws, orders or requirements of governmental or other authority. Landlord agrees to use its best efforts (except in an emergency) to minimize interference with Tenant's business in the Premises in the course of any such entry.

     28.7. To exclusively regulate and control use of the Common Area.

29.  ADVERTISEMENTS AND SIGNS.

Tenant shall not affix, paint, erect or inscribe any sign, projection, awning, signal or advertisement of any kind to any part of the Premises, Building or Project, including without limitation the inside or outside of windows or doors, without the prior written consent of Landlord. Landlord shall have the right to remove any signs or other matter installed without Landlord's permission, without being liable to Tenant by reason of such removal, and to charge the cost of removal to Tenant as Additional Rent hereunder, payable within ten (10) days of written demand by Landlord.

30.  DELETED

31.  GOVERNMENT ENERGY OR UTILITY CONTROLS.

In the event of imposition of federal, state or local government controls, rules, regulations, or restrictions on the use or consumption of energy or other utilities (including telecommunications) during the Term, both Landlord and Tenant shall be bound thereby. In the event of a difference in interpretation by Landlord and Tenant of any such controls, the reasonable interpretation of Landlord shall prevail and Landlord shall have the right to enforce compliance therewith, including the right of entry into the Premises to effect compliance.

                                      (21)

32.  FORCE MAJEURE.

Any prevention, delay or stoppage of work to be performed by Landlord or Tenant which is due to strikes, labor disputes, inability to obtain labor, materials, equipment or reasonable substitutes therefor, acts of God, governmental restrictions or regulations or controls, judicial orders, enemy or hostile government actions, civil commotion, fire or other casualty, or other causes beyond the reasonable control of the party obligated to perform hereunder, other than financial incapacity of Landlord or Tenant, shall excuse performance of the work by that party for a period equal to the duration of that prevention, delay or stoppage. Nothing in this Section 32. shall excuse or delay Tenant's obligation to pay Rent or other charges under this Lease.

33.  BROKERAGE FEES.

Landlord and Tenant each warrant and represent that it has not dealt with any real estate broker or agent in connection with this Lease or its negotiation except the Listing and Leasing Agent(s) set forth in Section 2.9. of this Lease. Each party shall indemnify, defend and hold the other harmless from any cost, expense or liability (including costs of suit and reasonable attorneys' fees) for any compensation, commission or fees claimed by any other real estate broker or agent in connection with this Lease or its negotiation by reason of any act of such party.

34.  QUIET ENJOYMENT.

Tenant, upon payment of Rent and performance of all of its obligations under this Lease, shall peaceably, quietly and exclusively enjoy possession of the Premises without unwarranted interference by Landlord or anyone acting or claiming through Landlord, subject to the terms of this Lease and to any mortgage, lease, or other agreement to which this Lease may be subordinate.

35.  TELECOMMUNICATIONS.

     35.1. TELECOMMUNICATIONS COMPANIES. Tenant and Tenant's telecommunications companies, including but not limited to local exchange telecommunications companies and alternative access vendor services companies ("Telecommunications Companies"), shall have no right of access to and within the lands or Buildings comprising the Project for the installation and operation of telecommunications lines and systems including but not limited to voice, video, data, and any other telecommunications services provided over wire, fiber optic, microwave, wireless and any other transmission systems, for part or all of Tenant's telecommunications within the Building and from the Building to any other location (hereinafter collectively referred to as "Telecommunications Lines"), without Landlord's prior written consent, which Landlord may withhold in its sole and absolute discretion. Notwithstanding the foregoing, Tenant may perform any installation, repair and maintenance to its Telecommunications Lines without Landlord's consent where the equipment being installed, repaired or maintained is not located in an area in which the Telecommunications Lines or any part thereof of any other tenant or of Landlord are located.

     35.2. TENANT'S OBLIGATIONS. If at any time, Tenant's Telecommunications Companies or appropriate governmental authorities relocate the point of demarcation from the location of Tenant's telecommunications equipment in Tenant's telephone equipment room or other location, to some other point, or in any other manner transfer any obligations or liabilities for telecommunications to Landlord or Tenant, whether by operation of law or otherwise, upon Landlord's election, Tenant shall, at Tenant's sole expense and cost: (1) within thirty
(30) days after notice is first given to Tenant of Landlord's election, cause to be completed by an appropriate telecommunications engineering entity approved in advance in writing by Landlord, all details of the Telecommunications Lines serving Tenant in the Building which details shall include all appropriate plans, schematics, and specifications; and (2) if Landlord so elects, immediately undertake the operation, repair and maintenance of the Telecommunications Lines serving Tenant in the Building; and (3) upon the termination of the Lease for any reason, or upon expiration of the Lease, immediately effect the complete removal of all or any portion or portions of the Telecommunications Lines serving Tenant in the Building and repair any damage caused thereby (to Landlord's reasonable satisfaction).

     Prior to the commencement of any alterations, additions, or modifications to the Telecommunications Lines serving Tenant in the Building, except for minor changes, Tenant shall first obtain Landlord's prior written consent by written request accompanied by detailed plans, schematics, and specifications showing all alterations, additions and modifications to be performed, with the time schedule for completion of the work, and the identity of the entity which will perform the work, for which, except as otherwise provided in Section 35.3. below, Landlord may withhold consent in its sole and absolute discretion.
                                      (22)

     35.3. LANDLORD'S CONSENT. Without in any way limiting Landlord's right to withhold its consent to a proposed request for access, or for alterations, additions or modifications of the Telecommunications Lines serving Tenant in the Building, Landlord shall consider the following factors in making its determination:

           35.3.1. If the proposed actions of Tenant and its Telecommunications Companies will impose new obligations on Landlord, or expose Landlord to liability of any nature or description, or increase Landlord's insurance costs for the Building, or create liabilities for which Landlord is unable to obtain insurance protection, or imperil Landlord's insurance coverage;

           35.3.2. If Tenant's Telecommunications Companies are unwilling to pay reasonable monetary compensation for the use and occupation of the Building for the Telecommunications Lines;

           35.3.3. If Tenant and its Telecommunications Companies would cause any work to be performed that would adversely affect the land and Building or any space in the Building in any manner;

           35.3.4. If Tenant encumbers or mortgages its interest in any telecommunications wiring or cabling; or

           35.3.5. If Tenant is in default under this Lease.

     35.4. INDEMNIFICATION. Tenant shall indemnify, defend and hold harmless Landlord and its employees, agents, officers and directors from and against any claims, demands, penalties, fines, liabilities, settlements, damages, costs, or expenses of any kind or nature, known or unknown, contingent or otherwise, arising out of or in any way related to the acts and omissions of Tenant, Tenant's officers, directors, employees, agents, contractors, subcontractors, subtenants and invitees with respect to (1) any Telecommunications Lines serving Tenant in the Building which are on, from, or affecting the Project and Building; (2) any bodily injury (including wrongful death) or property damage (real or personal) arising out of or related to any Telecommunications Lines serving Tenant in the Building which are on, from, or affecting the Building;
(3) any lawsuit brought or threatened, settlement reached, or governmental order relating to such Telecommunications Lines; (4) any violations of laws, orders, regulations, requirements, or demands of governmental authorities, or any reasonable policies or requirements of Landlord, which are based upon or in any way related to such Telecommunications Lines, including, without limitation, attorney and consultant fees, court costs and litigation expenses. This indemnification and hold harmless agreement will survive this Lease. Under no circumstances shall Landlord be required to maintain, repair or replace any Building systems or any portions thereof, when such maintenance, repair or replacement is caused in whole or in part by the failure of any such system or any portions thereof, and/or the requirements of any governmental authorities. Under no circumstances shall Landlord be liable for interruption in telecommunications services to Tenant or any other entity affected, for electrical spikes or surges, or for any other cause whatsoever, whether by Act of God or otherwise, even if the same is caused by the ordinary negligence of Landlord, Landlord's contractors, subcontractors, or agents or other tenants, subtenants, or their contractors, subcontractors, or agents.

     35.5. LANDLORD'S OPERATION OF BUILDING TELECOMMUNICATIONS LINES AND SYSTEMS. Notwithstanding anything contained herein to the contrary, if the point of demarcation is relocated, Landlord may, but shall not be obligated to, undertake the operation, repair and maintenance of telecommunications lines and systems in the Building. If Landlord so elects, Landlord shall give Notice of its intent to do so, and Landlord shall, based on Landlord's sole business discretion, make such lines and systems available to tenants of the Building (including Tenant) in the manner it deems most prudent. Landlord may include in Operating Expenses all or a portion of the expenses related to the operation, repair and maintenance of the telecommunications lines and systems.

36.  MISCELLANEOUS.

     36.1. ACCORD AND SATISFACTION; ALLOCATION OF PAYMENTS. No payment by Tenant or receipt by Landlord of a lesser amount than the Rent provided for in this Lease shall be deemed to be other than on account of the earliest due Rent, nor shall any endorsement or statement on any check or letter accompanying any check or payment as Rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of the Rent or pursue any other remedy provided for in this Lease. In connection with the foregoing, Landlord shall have the absolute right in its sole discretion to apply any payment received from Tenant to any account or other payment of Tenant then not current and due or delinquent.

     36.2. ADDENDA. If any provision contained in an addendum to this Lease is inconsistent with any other provision herein, the provision contained in the addendum shall control, unless otherwise provided in the addendum.
                                      (23)

     36.3. CAPTIONS AND SECTION NUMBERS. The captions appearing in the body of this Lease have been inserted as a matter of convenience and for reference only and in no way define, limit or enlarge the scope or meaning of this Lease. All references to Section numbers refer to Sections in this Lease.

     36.4. CHANGES REQUESTED BY LENDER. Neither Landlord nor Tenant shall unreasonably withhold its consent to changes or amendments to this Lease requested by the lender on Landlord's interest, so long as such changes do not alter the basic business terms of this Lease or otherwise materially diminish any rights or materially increase any obligations of the party from whom consent to such change or amendment is requested.

     36.5. CHOICE OF LAW. This Lease shall be construed and enforced in accordance with the Laws of the State.

     36.6. CONSENT. Notwithstanding anything contained in this Lease to the contrary, Tenant shall have no claim, and hereby waives the right to any claim against Landlord for money damages, by reason of any refusal, withholding or delaying by Landlord of any consent, approval or statement of satisfaction, and, in such event, Tenant's only remedies therefor shall be an action for specific performance, injunction or declaratory judgment to enforce any right to such consent, approval or statement of satisfaction.

     36.7. AUTHORITY. If Tenant is not an individual signing on his or her own behalf, then each individual signing this Lease on behalf of the business entity that constitutes Tenant represents and warrants that the individual is duly authorized to execute and deliver this Lease on behalf of the business entity, and that this Lease is binding on Tenant in accordance with its terms. Tenant shall, at Landlord's request, deliver a certified copy of a resolution of its board of directors, if Tenant is a corporation, or other memorandum of resolution if Tenant is a limited partnership, general partnership or limited liability entity, authorizing such execution.

     36.8. WAIVER OF RIGHT TO JURY TRIAL. Landlord and Tenant hereby waive their respective rights to a trial by jury of any claim, action, proceeding or counterclaim by either party against the other on any matters arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, and/or Tenant's Use or occupancy of the Premises, Building or Project (including any claim of injury or damage or the enforcement of any remedy under any current or future laws, statutes, regulations, codes or ordinances).

     36.9. COUNTERPARTS. This Lease may be executed in multiple counterparts, all of which shall constitute one and the same Lease.

     36.10. EXECUTION OF LEASE; NO OPTION. The submission of this Lease to Tenant shall be for examination purposes only and does not and shall not constitute a reservation of or option for Tenant to Lease, or otherwise create any interest of Tenant in the Premises or any other premises within the Building or Project. Execution of this Lease by Tenant and its return to Landlord shall not be binding on Landlord, notwithstanding any time interval, until Landlord has in fact signed and delivered this Lease to Tenant.

     36.11. FURNISHING OF FINANCIAL STATEMENTS; TENANT'S REPRESENTATIONS. In order to induce Landlord to enter into this Lease, Tenant agrees that it shall promptly furnish Landlord, from time to time, upon Landlord's written request, with financial statements reflecting Tenant's current financial condition. Tenant represents and warrants that all financial statements, records and information furnished by Tenant to Landlord in connection with this Lease are true, correct and complete in all respects.

     36.12. FURTHER ASSURANCES. The parties agree to promptly sign all documents reasonably requested to give effect to the provisions of this Lease.

     36.13. PRIOR AGREEMENTS; AMENDMENTS. This Lease and the schedules and addenda attached, if any, form a part of this Lease together with the rules and regulations set forth on Exhibit "E" attached hereto, and set forth all the covenants, promises, assurances, agreements, representations, conditions, warranties, statements, and understandings (Representations) between Landlord and Tenant concerning the Premises and the Building and Project, and there are no Representations, either oral or written, between them other than those in this Lease.

This Lease supersedes and revokes all previous negotiations, arrangements, letters of intent, offers to lease, lease proposals, brochures, representations, and information conveyed, whether oral or in writing, between the parties hereto or their respective representatives or any other person purporting to represent Landlord or Tenant. Tenant acknowledges that it has not been induced to enter into this Lease by any Representations not set forth in this Lease, and that it has not relied on any such Representations. Tenant further acknowledges that no such Representations shall be used in the interpretation or construction of this Lease, and that Landlord shall have no liability for any consequences arising as a result of any such Representations.

Except as otherwise provided herein, no subsequent alteration, amendment, change, or addition to this Lease shall be binding upon Landlord or Tenant unless it is in writing and signed by each party.
                                      (24)

     36.14. RECORDING. Tenant shall not record this Lease without the prior written consent of Landlord. Tenant, upon the request of Landlord, shall execute and acknowledge a short form memorandum of this Lease for recording purposes.

     36.15. SEVERABILITY. A final determination by a court of competent jurisdiction that any provision of this Lease is invalid shall not affect the validity of any other provision, and any provision so determined to be invalid shall, to the extent possible, be construed to accomplish its intended effect.

     36.16. SUCCESSORS AND ASSIGNS. This Lease shall apply to and bind the heirs, personal representatives, and successors and assigns of the parties.

     36.17. TIME OF THE ESSENCE. Time is of the essence of this Lease.

IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the date first set forth on Page 1.

LANDLORD:

GLB LEXINGTON LIMITED PARTNERSHIP,
a Delaware limited partnership

By:      GRT Lexington, Inc.,
         a Delaware corporation
         Its General Partner

         By:  /s/ Steve Hallsey
         Its: Sr. Vice President
              Commercial Property Management


TENANT:

MacroChem Corporation
a Delaware Corporation

         By:  /s/ William P. Johnson
         Its: Treasurer
                                      (25)

                                    EXHIBIT A
                              MacroChem Corporation
                               110 Hartwell Avenue
                                  Lexington, MA


                           PROPOSED GROUND FLOOR PLAN

                             PRELIMINARY LAYOUT FOR:
                              MACROCHEM CORPORATION
                               110 Hartwell Avenue
                            Lexington, Massachusetts
                                99236 A1 9/14/99

                                    EXHIBIT B
                              MacroChem Corporation
                               110 Hartwell Avenue
                                  Lexington, MA

                                    PLOT PLAN
                              N/F TOWN OF LEXINGTON

                                      LOT A
                                AREA=322,203 S.F.

                                     NO. 119
                                     3 STORY
                                      BRICK
                            AREA OF BLDG 18,308 S.F.

                                    EXHIBIT C
                      BUILDING STANDARD TENANT IMPROVEMENTS
                              MacroChem Corporation
                          110 Hartwell Ave., Lexington

1.       PARTITIONS

         Ceiling height partitions consisting of 3 5/8" 20-gauge metal studs at 16" O.C. with 5/8" gypsum board each side, taped and sanded to receive paint. Maximum: One (1) lineal foot per 16square feet of area.

2.       DOORS AND FRAMES

         Tenant entry door shall be solid core with locket and door closer. Tenant is allowed one (1) entry door per suite up to 10,000 square feet of area, and an additional entry door is allowed for suites greater than 10,000 square feet.

         Tenant is allowed one (1) interior passage door for every 300 square feet of area. All interior passage doors to be given standard latchset hardware, and shall be 1 3/4" solid core Oak veneer door 7'0" X 3'0" with metal frame.

3.       CEILING

         Suspended Building Standard 24" X 48" grid configuration with Armstrong 769A acoustical lay-in panels will be used throughout the premises.

4.       LIGHTING

         24" X 48" Building Standard three (3) tube 40 watt recessed fluorescent fixtures with lenses. One (1) fixture per 80 square feet.

         Any alterations or additions to said existing Building Standard pattern required to accommodate Tenant Improvements shall be at Tenant's sole expense.

         Elevator lobbies and common toilet facilities will have lighting selected by Landlord.

5.       LIGHT SWITCHES

         One (1) Building Standard single pole wall mounted light switch per 300 square feet of area.

6.       ELECTRICAL OUTLETS

         One (1) Building Standard 120V Duplex electrical wall mounted outlet for each 175 square feet of area. Each outlet is 120 volts and is circuited with similar outlets on a 20 amp circuit.

7.       LIGHTED EXIT LIGHTS

         Building Standard exit signs are provided in the Premises to meet any requirement by code.

8.       FLOOR COVERING AND BASE

         Carpeting in elevator lobbies and common corridors on all multiple-tenancy office floors in color and type as selected by Landlord; carpeting within office space is required and selected by Tenant from Building Standard selection of 28 oz. loop carpeting.

         Maximum: Two (2) lineal feet of base per twelve (12) square feet of space.

9.       PAINT

         All wall surfaces, except doors, finished with one (1) coat primer sealer and one (1) coat flat latex paint in colors to be selected by Tenant from Building Standard selection, with not more than one (1) color to be in premises.

10.      WINDOW COVERING

         Building Standard vertical blinds on all exterior windows. No deletions of substitutions allowed.

11.      HVAC

         A complete year-round HVAC system engineered to handle normal office usage with ducted supply air through ceiling diffusers, zoned and located in existing Building Standard pattern. Return air through exhaust vents. Any alterations or additions to said system required to accommodate Tenant Improvements shall be at Tenant's sole expense and must be done by Landlord-Approved Contractor.

                                    EXHIBIT D

                          PROPOSED TENANT IMPROVEMENTS
                                       FOR
                         MACROCHEM CORPORATION EXPANSION
                         110 HARTWELL AVENUE, LEXINGTON
                                     7-7-99

1.  New Interior Partitions:
3-5/8" metal studs with 1/2" gypsum wallboard both sides. Partitions will extend to just above finish ceilings.

2.  New Doors, Frames and Hardware:
a. Doors  within  tenant  space will be solid core flush,  red oak wood  veneer.
Widths per plan, height 7'-0", with passage sets and 1-1/2 pair of hinges per door.

b. All new frames to be hollow metal with 2" face dimension.

c. Existing doors and frames will be reused wherever possible.

3.  Acoustical Ceilings:
Existing tiles and grid to remain and be reused wherever possible. Existing damaged tile and grid will be replaced.

4.  Light Fixtures:
2' X 4' recessed fluorescent fixtures with acrylic prismatic lenses. Each room to be individually switched. Existing fixtures to remain and reused wherever possible.

5.  Electrical:
Standard 115v duplex outlets as required for normal business use, dispersed throughout premises.

6.  HVAC:
a. Ducted supply air system to spaces through perforated ceiling diffusers with a (above finish ceiling) return air plenum.

b. Relocate diffusers as required by new layout.

c. System to be as required by the BOCA National Mechanical Code.

d. Provide 10' round exhaust duct from tenant furnished hood at the new instrumentation room to the existing exhaust riser above the lunchroom ceiling (along wall common to toilet core). Also provide properly sized make up duct from existing makeup riser to this room (located next to exhaust riser).

MacroChem Expansion
110 Hartwell Avenue
7-7-99
Page Two

7.  Window Treatment:
Existing window blinds to remain and be repaired as required for proper operation. All exterior windows shall have blinds.

8.  Floor Finishes:
a. Provide SHAW Parallels 28 oz. loop pile carpet at all rooms no listed below, within expansion area.

b. Provide Armstrong Standard Excelon tile at Instrumentation and Unassigned rooms.

c. Existing floor tile is to remain at the lunchroom and janitor/storage closet.

d. 4" vinyl base t match existing at new walls only.

9.  Paint:
a. One primer and two finish coats of an eggshell finish latex on new and existing walls within expansion area. Color to match existing adjacent space.

b. One primer and two finish coats of an alkyd semi-gloss paint on all door frames within expansion area. Color to match existing adjacent space.

10.  Sprinklers:
Exposed head sprinklers as required by NFPA 13 and Article 10 of the state building code.

11.   Casework:
Existing kitchen wall and base cabinets, counter and sink to remain as is.

12. Items by Tenant; a. Laboratory equipment and furnishings

b.  Open office partition systems and furnishings

c.  Telephone and computer wiring

13.  Miscellaneous:
a. Provide an exhaust fan in the ceiling of each of two storage rooms with an exhaust to the outside at the exterior wall, each controlled by a switch and timer.

                                       END

                                    EXHIBIT D

                              MacroChem Corporation
                                110 Hartwell Ave.
                                  Lexington, MA



                           PROPOSED GROUND FLOOR PLAN

                             PRELIMINARY LAYOUT FOR:
                              MACROCHEM CORPORATION
                               110 HARTWELL AVENUE
                            LEXINGTON, MASSACHUSETTS

                                    EXHIBIT E
                              RULES AND REGULATIONS

                              MacroChem Corporation
                    Lease at 110 Hartwell Ave., Lexington, MA

1. The sidewalks, entrances, driveways, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or used for any purpose other than for ingress to and egress from the demised premises and for delivery of merchandise and equipment in a prompt and efficient manner, using elevators and passageways designated for such delivery by Landlord. There shall not be in any space, or in public hall of the building, either by any Tenant of by jobbers or others in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and sideguards.

2. The water and wash closets and plumbing fixtures shall not be used for any purposes other than those for which they were designed or constructed and no sweepings, rubbish, rags, acids or other substances shall be deposited therein, and the expense of any breakage, stoppage, or damage resulting from the violation of this rule shall be borne by the Tenant who, or whose clerks, agents, employees or visitors, shall have caused it.

3. No carpet, rug or other article shall be hung or shaken out of any window of the building; and no Tenant shall sweep or throw or permit to be swept or thrown from the demised premises any dirt or other substances into any of the corridors or halls, elevators, or out of the doors or windows or stairways of the building, and Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the demised premises, or permit or suffer the demised premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the building by reason of noise, odors and/or vibrations, or interference in any way with other tenants or those having business therein, nor shall any animals or birds be kept in or about the building. Smoking or carrying lighted cigars or cigarettes in the elevators of the building is prohibited.

4. No awnings, antennae, or other projections shall be attached to the outside walls of the building.

5. No curtains, blinds, shades, or screens other than those furnished by Landlord shall be attached to, hung in or used in connection with any window or door of the Premises without the prior written consent of the Landlord.

6. No advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by any Tenant on any part of the outside of the demised premises or the building or on the inside of the demised premises if the same is visible from the outside of the premises without the prior written consent of Landlord, except that the name of Tenant may appear on the entrance door of the premises. In the event of the violation of the foregoing by any Tenant, Landlord may remove same without any liability, and may charge the expense incurred by such removal to Tenant or Tenants violating this rule. Interior signs on doors and directory tablet shall be inscribed, painted or affixed for each Tenant by Landlord at the expense of such Tenant, and shall be of a size, color and style acceptable to Landlord.

7. No Tenant shall mark, paint, drill into, or in any way deface any part of the demised premises or the building of which they form a part. No boring, cutting or stringing of wires shall be permitted, except with the prior written consent of Landlord, and as Landlord may direct. No tenant shall lay linoleum, or other similar floor covering, so that the same shall come in direct contact with the floor of the demised premises, and, if linoleum or other similar floor covering is desired to be used in interlining of builder's deadening felt shall first be affixed to the floor, by a paste or other material, soluble in water, the use of cement or other similar adhesive material being expressly prohibited.

8. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any Tenant, nor shall any changes be made in existing locks or mechanism thereof. Each Tenant must, upon the termination of his tenancy, restore to Landlord all keys of stores, offices and toilet rooms, either furnished to, or otherwise procured by, such Tenant, and in the event of the loss of any keys, so furnished, such Tenant shall pay to Landlord the cost thereof.

9. Freight, furniture, business equipment, safes, merchandise and bulky matter of any description shall be delivered to and removed from the premises only on the freight elevators and through the service entrances and corridors, and only during hours and in a manner approved by Landlord. Landlord reserves the right to inspect all freight to be brought into the building and to exclude from the building all freight which violates any of these Rules and Regulations of the Lease of which these Rules and Regulations are a part.

10. Canvassing, soliciting and peddling in the building is prohibited and each Tenant shall cooperate to prevent the same.

11. Landlord shall have the right to prohibit any advertising by any Tenant which, in Landlord's opinion, tends to impair the reputation of the building or its desirability as building for offices, and upon written notice from Landlord, Tenant shall refrain from or discontinuing such advertising.

12. Tenant shall not bring or permit to be brought or kept in or on the demised premises, any flammable, combustible or explosive fluid, material, chemical of substance or cause or permit any odors of cooking or other processes, or any unusual or other objectionable odors to permeate in or emanate from the demised premises.

13. Tenant shall comply with all security measures from time to time established by Landlord for the Building.

14. Tenant assumes full responsibility for protecting its space from theft, robbery and pilferage, which included keeping doors locked and any other means of entry to the Premises closed and secured,

15. Tenant shall comply with all applicable federal, state and municipal laws, ordinances and regulations and building rules and shall not, directly or indirectly, make any use of the Premises which may be prohibited by any thereof or which shall be dangerous to person or property or shall increase the cost of insurance or require additional insurance coverage.

16. Tenant shall not waste electricity, water, hear or air conditioning and agrees to cooperate fully with Landlord to assure the most effective operation of the Building's heating and air conditioning, and shall refrain from attempting to adjust any controls other than room thermostats installed for Tenant's use.

17. Tenant shall not install and operate machinery or any mechanical devices of a nature not directly related to Tenant's ordinary use of the Premises without the written permission of Landlord.

18. No person or contractor not employed or approved by Landlord shall be used to perform window washing, cleaning, repair or other work in the Premises.

19. No vending machines other than those furnished by the Landlord are to be placed in any hallways or building common areas.

20. No parking in front of the main entrance of the is permitted.

                            ADDENDUM TO LEASE BETWEEN
               GLB LEXINGTON LIMITED PARTNERSHIP ("Landlord"), and
                        MACROCHEM CORPORATION ("Tenant")

                            DATED September 20, 1999

 37. TENANT'S EXPANSION

 Section 37. adds to and amends the Lease as follows:

 Effective as of the date that Landlord substantially completes Landlord's Work therein as set forth in paragraph 38, hereinbelow, approximately September 1, 1999 (the "Effective Date"), Tenant shall expand into, lease and occupy an additional approximately 7,316 square feet of Rentable space, more particularly shown on Exhibit A attached to the Lease (the "Expansion Premises"). The Premises and the Expansion Premises shall then constitute the "Premises", which shall consist of a total of approximately 17,227 Rentable square feet of space.

 As of the Effective Date, Section 2.2. and 2.10. of the Lease shall be modified to set forth Monthly Installments of Base Rent for the entire Premises (including the Expansion Premises) as follows:

          Effective Date through February 29, 2000          $29,047.54
          March 1, 2000 through August 31, 2000             $34,401.58
          September 1, 2000 through February 28, 2001       $34,834.45
          March 1, 2001 through August 31, 2001             $35,432.11
          September 1, 2001 through February 28, 2002       $35,883.26
          March 1, 2002 through August 31, 2002             $36,497.52
          September 1, 2002 through February 28, 2003       $36,954.77
          March 1, 2003 through August 31, 2003             $37,593.94
          September 1, 2003 through February 29, 2004       $38,069.48
          March 1, 2004 through August 31, 2004             $38,716.94
          September 1, 2004 through February 28, 2005       $39,204.67

 As of the Effective Date, Tenant's Proportionate Share under Section 2.19. of the Lease shall be changed to 32.77%. Further, as of the Effective Date, the number of nonexclusive parking spaces provided to Tenant pursuant to Section
 2.12. of the Lease shall be changed to 61.

 38. EXPANSION PREMISES TENANT IMPROVEMENTS.

 Section 38. adds to and amends the Lease as follows:

         (a) Landlord shall conduct Tenant Improvements in the Expansion Premises in accordance with Exhibit D attached to Lease and incorporated herein by this reference.

         (b) Landlord shall contribute a total maximum amount of $125,000.00 ("Expansion Premises Tenant Improvement Allowance") toward the cost of constructing the Expansion Premises Tenant Improvements, to include only those items on Exhibit D. Landlord shall pay the Expansion Premises Tenant Improvement Allowance directly to any architects, contractors and/or subcontractors performing the Tenant Improvements in the Expansion Premises on behalf of Landlord.

         (c) If the actual cost of completing the Tenant Improvements is less than the Expansion Premises Tenant Improvements Allowance, then Landlord shall retain the difference and no credit shall be due Tenant. If the cost of completing the Tenant Improvements exceeds the Expansion Premises Tenant Improvements Allowance, any such excess shall be Tenant's responsibility and Tenant shall reimburse Landlord (as "Additional Rent") within thirty (30) days after Tenant's receipt of Landlord's invoice.

 39. ASSIGNMENT AND SUBLETTING

 Section 39. adds to and amends Section 18. of the Lease as follows:

 Notwithstanding the provisions of Section 18. of the Lease, so long as Tenant's Use does not change, Tenant shall have the right to assign the Lease without Landlord's consent to: i) Tenant's wholly-owned subsidiary; ii) Tenant's parent corporation; or iii) the surviving entity if Tenant merges or consolidates, provided that the surviving entity has a net worth at least equal to that of Tenant prior to such merger or consolidation. In the event of such an assignment, Tenant shall provide the identity of the assignee, the anticipated date of the assignment and the forwarding address of the assignor, if applicable. Nothing contained herein shall relieve Tenant (or the assignor, as the case may be) of its obligations under the Lease.

 40. HAZARDOUS MATERIAL

 Section 40. adds to and amends Section 9.6. of the Lease as follows:

 Notwithstanding anything in Section 9.6. of the Lease to the contrary, Landlord acknowledges that Tenant's Use of the Premises may from time to time include the occasional storage and usage of standard organic solvents, acids, bases, and other similar Hazardous Materials commonly utilized in businesses of like nature to that of Tenant. Landlord hereby consents to the presence of de minimis amounts of such Hazardous Materials, provided that Tenant hereby agrees to defend, indemnify and hold harmless Landlord from and against any and all claims, damages, costs, liabilities, etc., arising from the presence or usage of any such Hazardous Materials.

 41. TENANT'S RIGHT TO AUDIT

 Section 41. adds to and amends Section 6.3.2.3. of the Lease as follows:

 Notwithstanding anything in Section 6.3.2.3. of the Lease to the contrary, Landlord agrees to pay the reasonable costs (excluding travel expenses) of Tenant's audit of Landlord's books and records if such audit reveals that Landlord has overstated Direct Costs by more than five percent (5%). Any overpayment of Direct Expenses by Tenant revealed by such audit shall be credited to Tenant's next installments of Direct Expenses coming due, except that Tenant shall be refunded any such amounts within thirty (30) days if the Lease Term has expired. Any underpayment of Direct Costs by Tenant shall be paid to Landlord within ten (10) business days of Tenant's receipt of Landlord's request therefor.

 42. DAMAGE AND DESTRUCTION

 This Section 42. adds to and amends Section 16.2. of the Lease as follows:

 Notwithstanding anything in Section 16.2. of the Lease to the contrary, in the event that Landlord repairs to the Premises or portion of the Building necessary for Tenant's occupancy are not completed under applicable laws and regulations within three hundred sixty (360) days of the date of damage and destruction (subject to force majeure, damage and destruction, and any other factor beyond Landlord's reasonable control), then Tenant may elect, upon Notice to Landlord given within ten (10) days after the end of such three hundred sixty (360) day period, to terminate the Lease. Further, in the event that Landlord repairs to the Premises or portion of the Building necessary for Tenant's occupancy of at least fifty percent (50%) of the Premises are not completed under applicable laws and regulations within one hundred eighty (180) days of the date of damage and destruction (subject to force majeure, damage and destruction, and any other factor beyond the Landlord's reasonable control), then Tenant may elect, upon Notice to Landlord given within ten (10) days after the end of such one hundred eighty (180) day period, to terminate the Lease.

 43. DELIVERY OF EXPANSION PREMISES

 Section 43. adds to and amends Section 4. of the Lease as follows:

 Notwithstanding anything herein to the contrary, in the event that Landlord fails to deliver the Expansion Premises to Tenant by that certain date which is one hundred twenty (120) days after the later of (i) final Lease execution, or Tenant's approval of Landlord's construction drawings (subject to force majeure, damage and destruction, and other causes beyond the reasonable control of Landlord), then Tenant may render the expansion of the Tenant's Premises as set forth in Sections 37. and 38. hereinabove null and void. Tenant may elect to render such expansion null and void by providing Landlord of its intention to do so not later than five (5) days prior to the end of the above-referenced one hundred twenty (120) day period.

      IN WITNESS WHEREOF, Landlord and Tenant have executed this Addendum to Lease as of the date first above written.

 LANDLORD:
 GLB LEXINGTON LIMITED PARTNERSHIP,
 a Delaware limited partnership

 By:     GRT Lexington, Inc.,
         a Delaware corporation
         Its General Partner

         By: /s/ Steve Hallsey
                 ----------------------
             Its Sr. Vice President
                 ----------------------
                 Commercial Property Management


 TENANT:
 MACROCHEM CORPORATION,
 a Delaware corporation

 By: /s/ William P. Johnson
         ----------------------
     Its Treasurer
         ----------------------

                              TERMINATION OF LEASE

     This Termination of Lease Agreement (the "Agreement") is dated this 20th day of September, 1999, between GLB Lexington Limited Partnership, a Delaware limited partnership ("Landlord"), whose address is c/o Glenborough Realty Trust Incorporated, 400 South El Camino Real, Suite 1100, San Mateo, CA 94402-1708, and MacroChem Corporation, a Delaware corporation ("Tenant"), whose address is 110 Hartwell Avenue, Lexington, MA.

                                    RECITALS

     This Agreement is made with reference to the following facts and objectives:

     A. By Lease dated January 17, 1992 and Amendment to Lease dated December 21, 1993, (collectively, the "Lease"), Tenant leased from Phoenix Home Life Mutual Insurance Company, predecessor-in-interest to Landlord ("Phoenix"), the premises described in Exhibit "A" of the Lease (the "Premises"), which consists of approximately 9,961 rentable square feet of area commonly referred to as Suite 110-01 in that certain building identified as The Hartwood Building located at 110 Hartwell Avenue, in the City of Lexington, State of Massachusetts.

     B. Landlord has succeeded to the interests of Phoenix in the Lease and Premises.

     C. The parties desire to terminate the Lease so that Landlord and Tenant can be released and discharged from further performance of the Lease provisions in accordance with the terms and conditions set forth herein.

     NOW, THEREFORE, Landlord and Tenant hereby agree as follows:

     1. Effective Date. The effective date of this Agreement shall be the date upon which Landlord completes Landlord's Work for suite(s) 100 of the Building pursuant to a new lease between Landlord and Tenant for such suite(s) approximately November 1, 1999 (the "Effective Date").

     2. Termination of Lease. Conditioned on the performance by the parties of the provisions of this Agreement, on the Effective Date, the term of the Lease shall expire and possession of the Premises shall be fully and finally surrendered and terminated.

     3. Prepaid Rental. Landlord and Tenant hereby acknowledge that Tenant has not prepaid any monthly installments of Rent.
                                       1

     4. Operating Expenses. The parties acknowledge that the amount of actual electricity, real estate taxes, and operating expenses for the calendar year 1999 may not now be known. However, it is the intent of the parties that the provisions of Articles III. and IV. of the Lease remain in effect until the actual electricity, real estate taxes, and operating expenses for the calendar year 1999 have been determined, and any sums which may be due from one party to the other shall have been paid.

     5. Condition of the Premises. On the Effective Date, Tenant shall surrender possession of the Premises to Landlord pursuant to Article XIX. of the Lease.

     6. Security Deposit. Pursuant to Article V. of the Lease, a security deposit was retained by Landlord in the amount of $5,963.12, which security deposit shall be transferred to a new lease with Landlord for the Premises. Tenant hereby acknowledges, understands and agrees that Landlord shall not return any portion of the security deposit to Tenant with respect to termination of the Lease.

     7. Continuing Obligations. Neither this Agreement nor the acceptance by Landlord of he Premises and the termination of the Lease shall (a) excuse or release Tenant from any obligation or liability arising prior to the Effective Date or arising out of events or matters that took place prior to the Effective Date, (b) constitute a release by Landlord of Tenant from any claim, liability or damage under the Lease arising by virtue of a breach of the Lease or this Agreement by Tenant, or (c) affect any obligation of Tenant under the Lease which by its terms is to survive the expiration or other termination of the Lease.

     8. Representation of Parties. Each party represents that it has not made any assignment, sublease, transfer, conveyance, or other disposition of the Lease, or interest in the Lease, or any claim, demand, obligation, liability, action or cause of action arising from the Lease.

     9. Miscellaneous.

        a. Voluntary Agreement. The parties have read this Agreement and on advice of counsel they have freely and voluntarily entered into this Agreement with full knowledge of its significance.

         b. Attorneys' Fees. If either party commences an action against the other party arising out of or in connection with this Agreement, the prevailing party shall be entitled to recover from the other party reasonable attorneys' fees and costs of suit.

         c. Successors. This Agreement hall be binding on and inure to the benefit of the parties and their successors.

     10. Condition Precedent. This Agreement is expressly conditioned upon Landlord and MacroChem Corporation executing a new lease for the Premises on or before September 17, 1999 (the "MacroChem Lease"). In the event the MacroChem Lease is not executed by September 30, 1999, then, at Landlord's option, this Agreement shall be rendered null and void.

     IN WITNESS WHEREOF, Landlord and Tenant have executed this Termination of Lease Agreement as of the date first above written.



 LANDLORD:

 GLB LEXINGTON LIMITED PARTNERSHIP
 a Delaware limited partnership

 By:      GRT Lexington, Inc.,
          a Delaware corporation
          Its General Partner

          By: /s/ Steve Hallsey
                  ---------------------
              Its Senior Vice President
                  ---------------------
                  Commercial Property Management


TENANT:

MACROCHEM CORPORATION
a Delaware corporation

By: /s/  William P. Johnson
         ------------------
    Its  Treasurer
         -------------------